                                                                  EXHIBIT 99.4

================================================================================


                                 LOAN AGREEMENT



                          Dated as of November 18, 1998



                                     Between


                                CARS-DB2, L.L.C.,



                                   as Borrower



                                       and


                    GLOBAL ALLIANCE FINANCE COMPANY, L.L.C.,

                                    as Lender


================================================================================

                                TABLE OF CONTENTS
                               ------------------

                                                                                        Page
                                                                                        ----
I.      DEFINITIONS; PRINCIPLES OF CONSTRUCTION.......................................   1
    Section 1.1         Definitions...................................................   1
    Section 1.2         Principles of Construction....................................  11


II.      GENERAL TERMS................................................................  11
     Section 2.1        Loan Commitment; Disbursement to Borrower.....................  11
              2.1.1     The Loan......................................................  11
              2.1.2     Disbursement to Borrower......................................  12
              2.1.3     The Note, Mortgages and Loan Documents........................  12
              2.1.4     Use of Proceeds...............................................  12
     Section 2.2        Interest; Loan Payments; Late Payment Charge..................  12
              2.2.1     Interest Generally............................................  12
              2.2.2     Interest Calculation..........................................  12
              2.2.3     Payment Before Maturity Date..................................  12
              2.2.4     Payment on Maturity Date......................................  12
              2.2.5     Payments after Default........................................  13
              2.2.6     Late Payment Charge...........................................  13
              2.2.7     Usury Savings.................................................  13
     Section 2.3        Prepayments...................................................  13
              2.3.1     Voluntary Prepayments.........................................  13
              2.3.2     Mandatory Prepayments.........................................  13
              2.3.3     Prepayments After Default.....................................  14
     Section 2.4        Defeasance....................................................  14
              2.4.1     Voluntary Defeasance..........................................  14
              2.4.2     Successor Borrower............................................  16
     Section 2.5        Release of Property...........................................  16
              2.5.1     Release of all Properties.....................................  16
              2.5.2     Release of Individual Property................................  17
              2.5.3     Release on Payment in Full....................................  18
     Section  2.6       Manner of Making Payments; Cash Management....................  18
               2.6.1    Deposits into Lockbox Account.................................  18
               2.6.2    Making of Payments............................................  19
               2.6.3    Payments Received in the Lockbox Account......................  19
               2.6.4    No Deductions, etc............................................  19
               2.6.5    Disbursement of Excess Funds..................................  19
     Section 2.7        Property Substitutions........................................  19
              2.7.1     Substitution of Property......................................  19

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
III.     REPRESENTATIONS AND WARRANTIES..............................................   28
     Section 3.1        Borrower Representations.....................................   28
              3.1.1     No Litigation................................................   28
              3.1.2     Title........................................................   28
              3.1.3     Permitted Encumbrances.......................................   28
              3.1.4     First Lien...................................................   28
              3.1.5     ERISA........................................................   28
              3.1.6     Contingent Liabilities.......................................   29
              3.1.7     No Other Obligations.........................................   29
              3.1.8     No Other Debt................................................   29
              3.1.9     Fraudulent Conveyance........................................   29
              3.1.10    Investment Company Act.......................................   29
              3.1.11    Access/Utilities.............................................   29
              3.1.12    Special Assessments..........................................   30
              3.1.13    Flood Zone...................................................   30
              3.1.14    Misstatements of Fact........................................   30
              3.1.15    No Defenses..................................................   30
              3.1.16    Permits; Casualty............................................   30
              3.1.17    Boundary Lines...............................................   30
              3.1.18    Intentionally Deleted........................................   31
              3.1.19    Survey.......................................................   31
              3.1.20    Legal Requirements...........................................   31
              3.1.21    Forfeiture...................................................   31
              3.1.22    Management Agreement.........................................   31
              3.1.23    Organization.................................................   31
              3.1.24    Proceedings..................................................   31
              3.1.25    No Conflicts.................................................   32
              3.1.26    Agreements...................................................   32
              3.1.27    No Bankruptcy Filing.........................................   32
              3.1.28    Financial Information........................................   32
              3.1.29    Condemnation.................................................   33
              3.1.30    Federal Reserve Regulations..................................   33
              3.1.31    Not a Foreign Person.........................................   33
              3.1.32    Separate Lots................................................   33
              3.1.33    Enforceability...............................................   33
              3.1.34    Insurance....................................................   33
              3.1.35    Use of Property..............................................   33
              3.1.36    Physical Condition...........................................   33
              3.1.37    Leases.......................................................   34
              3.1.38    Filing and Recording Taxes...................................   34
              3.1.39    Loan to Value................................................   35
              3.1.40    Single Purpose Entity/Separateness...........................   35
              3.1.41    No Change in Facts or circumstances; Disclosure..............   38
     Section 3.2        Survival of Representations..................................   38

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
IV.      BORROWER COVENANTS..........................................................   39
     Section 4.1        Affirmative Covenants........................................   39
              4.1.1     Existence; Compliance with Legal Requirements; Insurance.....   39
              4.1.2     Taxes and Other Charges......................................   39
              4.1.3     Litigation...................................................   40
              4.1.4     Access to Properties.........................................   40
              4.1.5     Notice of Default............................................   40
              4.1.6     Cooperate in Legal Proceedings...............................   40
              4.1.7     Perform Loan Documents.......................................   40
              4.1.8     Insurance Benefits...........................................   40
              4.1.9     Intentionally Deleted........................................   41
              4.1.10    Financial Reporting..........................................   41
              4.1.11    Business and Operations......................................   42
              4.1.12    Title to the Properties......................................   42
              4.1.13    Costs of Enforcement.........................................   42
              4.1.14    Estoppel Statement...........................................   43
              4.1.15    Loan Proceeds................................................   43
              4.1.16    Performance by Borrower......................................   43
              4.1.17    Confirmation of Representations..............................   43
              4.1.18    Leasing Matters..............................................   43
              4.1.19    Alterations..................................................   44
              4.1.20    Intentionally Deleted........................................   44
              4.1.21    Further Acts, Etc............................................   44
              4.1.22    Performance of Other Agreements..............................   44
              4.1.23    Recording of Mortgages, Etc..................................   45
              4.1.24    Handicapped Access...........................................   45
     Section 4.2        Negative Covenants...........................................   46
              4.2.1     Operation of Property........................................   46
              4.2.2     Liens........................................................   46
              4.2.3     Dissolution of the SPC Entity................................   46
              4.2.4     Change In Business...........................................   46
              4.2.5     Debt Cancellation............................................   46
              4.2.6     Affiliate Transactions.......................................   46
              4.2.7     Zoning.......................................................   47
              4.2.8     Assets.......................................................   47
              4.2.9     Debt.........................................................   47
              4.2.10    No Joint Assessment..........................................   47
              4.2.11    Principal Place of Business; Name............................   47
              4.2.12    ERISA........................................................   47
              4.2.13    Easements....................................................   48
              4.2.14    Maintenance and Use of Property..............................   48

V.       INSURANCE; CASUALTY; CONDEMNATION...........................................   48
     Section 5.1        Insurance....................................................   48

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
     Section 5.2        Casualty.....................................................   50
     Section 5.3        Condemnation.................................................   53

VI.      RESERVE FUNDS...............................................................   55
     Section 6.1        Tax and Insurance Escrow Fund................................   55
     Section 6.2        Security Interest............................................   56

VII.     TRANSFER AND ENCUMBRANCE OF PROPERTY........................................   56
     Section 7.1        Transfer and Encumbrance of Property.........................   56

VIII.    DEFAULTS....................................................................   58
     Section 8.1        Event of Default.............................................   58
     Section 8.2        Remedies.....................................................   61
     Section 8.3        Remedies Cumulative; Waivers.................................   65

IX.      ENVIRONMENTAL PROVISIONS....................................................   66
     Section 9.1        Hazardous Substances.........................................   66
     Section 9.2        Asbestos.....................................................   67
     Section 9.3        Environmental Monitoring.....................................   67
     Section 9.4        Environmental Indemnification................................   68
     Section 9.5        Environmental Compliance.....................................   69

X.       SPECIAL PROVISIONS..........................................................   69
     Section 10.1       Sale of Notes and Securitization.............................   69
     Section 10.2       Intentionally Deleted........................................   70
     Section 10.3       Intentionally Deleted........................................   70
     Section 10.4       Indemnification..............................................   70
     Section 10.5       Termination of Manager.......................................   71

XI.      MISCELLANEOUS...............................................................   71
     Section 11.1       Survival.....................................................   71
     Section 11.2       Lender's Discretion..........................................   71
     Section 11.3       Governing Law................................................   72
     Section 11.4       No Oral Change...............................................   73
     Section 11.5       Delay Not a Waiver, Non-Waiver...............................   73
     Section 11.6       Notices......................................................   73
     Section 11.7       Trial by Jury................................................   74
     Section 11.8       Headings.....................................................   74
     Section 11.9       Severability.................................................   75
     Section 11.10      Preferences..................................................   75
     Section 11.11      Waiver of Notice.............................................   75
     Section 11.12      Remedies of Borrower.........................................   75
     Section 11.13      Expenses; Indemnity..........................................   75

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     Section 11.14      Liability.................................................................   77
     Section 11.15      Inapplicable Provisions...................................................   77
     Section 11.16      Schedules Incorporated....................................................   77
     Section 11.17      Duplicate Originals.......................................................   77
     Section 11.18      Offsets, Counterclaims and Defenses.......................................   77
     Section 11.19      Lender's Consent; No Joint Venture or Partnership; No Third Party
                         Beneficiaries.............................................................  77
     Section 11.20      Publicity.................................................................   78
     Section 11.21      Multi-Party Borrowers.....................................................   78
     Section 11.22      No Forfeiture.............................................................   78
     Section 11.23      Borrower's Own Judgment...................................................   78
     Section 11.24      Cross-Default; Cross-Collateralization; Waiver of
                         Marshalling of Assets.....................................................  79
     Section 11.25      Waiver of Setoff Counterclaim.............................................   79
     Section 11.26      Actions and Proceedings...................................................   80
     Section 11.27      Conflict; Construction of Documents; Reliance.............................   80
     Section 11.28      Servicer..................................................................   81
     Section 11.29      Assignments...............................................................   81
     Section 11.30      Brokers and Financial Advisors............................................   81
     Section 11.31      Prior Agreements..........................................................   81
     Section 11.32      Lender's Statement........................................................   81
     Section 11.33      Limited Recourse..........................................................   81
     Section 11.34      Other Loans...............................................................   81

                               SCHEDULES
                               ---------
Schedule I       -      Properties - Allocated Release Amounts
Schedule II      -      Rent Roll
Schedule III     -      Form of Subordination, Nondisturbance and Attornment Agreement
Schedule IV      -      Environmental Review

                                 LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of November 18, 1998 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), among GLOBAL ALLIANCE FINANCE COMPANY, L.L.C., a Delaware limited liability company, having its principal office at 31 West 52nd Street, 17th Floor, New York, New York 10019 ("LENDER") and CARS-DB2, L.L.C., a Delaware limited liability company, having an address at 1420 Spring Hill Road, Suite 525, McLean, Virginia 22102 ("BORROWER").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and

          WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

          NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

          I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
               ---------------------------------------

          SECTION 1.1  DEFINITIONS.
                       -----------

          For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          "ACCESS LAWS" shall have the meaning set forth in Section 4.1.24(a)
           -----------
hereof.

          "ADJUSTED RELEASE AMOUNT" shall mean, for each Individual Property,
           -----------------------
one hundred twenty-five percent (125%) of the Release Amount for such Individual Property.

          "AFFILIATE" shall mean, as to any Person, any other Person that,
           ---------
directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an affiliate of such Person.

          "ALTA" shall mean American Land Title Association, or any successor
           ----
thereto.

          "APPLICABLE INTEREST RATE" shall mean Seven and Sixty-Seven Hundredths
           ------------------------
percent (7.67%) per annum.

          "ASBESTOS" shall have the meaning set forth in Section 9.2 hereof.
           --------

          "ASSIGNMENT OF LEASES" shall mean, with respect to each Individual
           --------------------
Property, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, in form and substance satisfactory to Lender in its sole discretion, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases and Rents of such Individual Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "ASSIGNMENT OF MANAGEMENT AGREEMENT" shall mean that certain
           ----------------------------------
Assignment and Subordination of Management Agreement dated the date hereof among Lender, Borrower and Manager, as the same may amended, restated, replaced, supplemented or otherwise modified from time to time.

          "AWARD" shall have the meaning set forth in Section 5.3(b) hereof.
           -----

          "BASIC CARRYING COSTS" shall mean, with respect to each Individual
           --------------------
Property, the sum of the following costs associated with such Individual Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums.

          "BORROWER" shall mean CARS-DB2, L.L.C., a Delaware limited liability
           --------
company, together with its successors and assigns.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which national banks in New York, New York are not open for business.

          "CASH MANAGEMENT AGREEMENT" shall mean that certain cash management
           -------------------------
agreement, in form and substance satisfactory to Lender in its sole discretion, between Borrower, Lender and one or more certain financial institutions (together with any modification, amendment, substitution or replacement), which shall provide, among other things, that all Rents and other sums collected from, or arising with respect to, the Properties be deposited in the accounts established in connection with such Cash Management Agreement.

          "CERCLA" shall have the meaning set forth in Section 9.1 hereof.
           ------

          "CLOSING DATE" shall mean the date of the funding of the Loan.
           ------------

          "CODE" shall mean the Internal Revenue Code of 1986, as amended, as it
           ----
may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "CONDEMNATION" shall have the meaning set forth in Section 5.3(a)
           ------------
hereof.

          "DEBT" shall mean the outstanding principal amount set forth in, and
           ----
evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

          "DEBT SERVICE" shall mean, with respect to any particular period of
           ------------
time, scheduled principal and/or interest payments under the Note.

          "DEBT SERVICE COVERAGE RATIO" shall mean a ratio, as determined by
           ---------------------------
Lender, for the applicable period in which: (A) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the statements required hereunder; and (B) the denominator is the aggregate amount of principal and interest due and payable on the Note.

          "DEFAULT" shall mean the occurrence of any event hereunder or under
           -------
any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum
           ------------
equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) two percent (2%) above the Applicable Interest Rate.

          "DEFEASANCE DATE" shall have the meaning set forth in Section
           ---------------
2.4.1(a)(i) hereof.

          "DEFEASANCE DEPOSIT" shall mean an amount equal to the remaining
           ------------------
principal amount of the Note or the Defeased Note, as applicable, the Yield Maintenance Premium, if any, required in connection therewith, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or the Defeased Note, as applicable, the creation of the Defeased Note and the Undefeased Note, if applicable, or otherwise required to accomplish the agreements of Sections 2.3 and 2.4 hereof.

          "DEFEASANCE EVENT" shall have the meaning set forth in Section
           ----------------
2.4.1(a) hereof.

          "DEFEASED NOTE" shall have the meaning set forth in Section
           -------------
2.4.1(a)(v) hereof.

          "EBTDAR RATIO" shall mean, with respect to any Individual Property or
           ------------
Properties subject to a Lease for any period of time, the ratio as determined by Lender based on evidence delivered by Borrower and reasonably satisfactory to Lender, of (a) net income determined in accordance with GAAP for such period plus the sum of provisions for such period for income taxes, depreciation, amortization, rent, "owner's" compensation and bonus paid by the tenant under the Lease in excess of reasonable salary for services actually rendered by such owner and other non-cash items approved by Lender used in determining such net income for the business operated on such Individual Property or Properties by the tenant under such Lease to (b) Rents payable by such tenant under such Lease.

          "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental and
           -----------------------
Hazardous Substance Indemnification Agreement, in form and substance satisfactory to Lender hereunder in its sole discretion, executed by Borrower and Guarantor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "ENVIRONMENTAL LAWS" shall have the meaning set forth in Section 9.1
           ------------------
hereof.

          "ERISA" shall have the meaning set forth in Section 3.1.5 hereof.
           -----

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1
           ----------------
hereof.

          "FISCAL YEAR" shall mean each twelve (12) month period commencing on
           -----------
January 1 and ending on December 31 during each year of the term of the Loan.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as of the date of the applicable financial report.

          "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency,
           ----------------------
commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "GROSS INCOME FROM OPERATIONS" shall have the meaning set forth in
           ----------------------------
Section 4.1.10(b)(iii).

          "GUARANTOR" shall mean Capital Automotive REIT, a Maryland real estate
           ---------
investment trust.

          "GUARANTY OF PAYMENT" shall mean that certain Guaranty of Payment
           -------------------
dated the date hereof by Borrower in favor of Lender, guaranteeing payment of certain loans made by Lender to certain Affiliates of Borrower, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "HAZARDOUS SUBSTANCES" shall have the meaning set forth in Section 9.1
           --------------------
hereof.

          "IMPOUNDS TRIGGER EVENT" means the occurrence of an Event of Default.
           ----------------------

          "IMPROVEMENTS" shall have the meaning set forth in the granting clause
           ------------
of the related Mortgage with respect to each Individual Property.

          "INDEBTEDNESS" of a Person, at a particular date, means the sum
           ------------
(without duplication) at such date of (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit;
(e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed.

          "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section
           --------------------
3.1.40(p) hereof.

          "INDIVIDUAL PROPERTY" shall mean each parcel of real property
           -------------------
referenced on Schedule I attached hereto (provided that any such real property
              ----------
identified with asterisks shall be treated as a single Individual Property for all purposes hereunder) and any Substitute Property, the Improvements thereon and all personal property owned by Borrower related to such real property and encumbered by a Mortgage, together with all rights of Borrower pertaining to such property and Improvements, as more particularly described in the Granting Clauses of each Mortgage or Deed to Secure Debt and referred to therein as the "Mortgaged Property", or described in the Granting Clauses of each Deed of Trust and referred to therein as the "Trust Property".

          "INSOLVENCY OPINION" shall have the meaning set forth in Section
           ------------------
3.1.40(t) hereof.

          "INSURANCE PREMIUMS" shall have the meaning set forth in Section
           ------------------
5.1(c) hereof.

          "INSURED CASUALTY" shall have the meaning set forth in Section 5.2(a)
           ----------------
hereof.

          "JUNIOR MORTGAGE" shall mean, with respect to each Individual
           ---------------
Property, collectively, that certain second priority Mortgage (or Deed of Trust or Deed to Secure Debt), Assignment of Leases and Rents and Security Agreement, dated the date hereof, and that certain Junior Assignment of Leases and Rents, dated the date hereof, each in form and substance satisfactory to Lender in its sole discretion, executed and delivered by Borrower as security for that certain Guaranty of Payment and encumbering such Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "JUNIOR SECURITY AGREEMENT" shall have the meaning set forth in
           -------------------------
Section 2.4.1(a)(vi)(B) hereof.

          "LEASE" shall mean any (i) lease or (ii) any license, concession or
           -----
other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted by Borrower (or its predecessor in title) a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property of Borrower, and every modification, amendment or other agreement relating to such lease or other agreement entered into in connection with such lease or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, but excluding any sublease.

          "LEGAL REQUIREMENTS" shall mean, with respect to each Individual
           ------------------
Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

          "LENDER" shall mean Global Alliance Finance Company, L.L.C., a
           ------
Delaware limited liability company, together with its successors and assigns.

          "LENDER'S CONSULTANT" shall have the meaning set forth in Section 9.1
           -------------------
hereof.

          "LICENSES" shall have the meaning set forth in Section 3.1.16 hereof.
           --------

          "LIEN" shall mean, with respect to each Individual Property, any
           ----
mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the related Individual Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "LOAN" shall mean the loan in the original principal amount of Thirty-
           ----
Nine Million Six Hundred Seventy Thousand and No/100 Dollars ($39,670,000) made by Lender to Borrower pursuant to this Agreement.

          "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note,
           --------------
the Mortgages, the Assignments of Leases, the Environmental Indemnity, the Cash Management Agreement, the Assignment of Management Agreement, the Recourse Guaranty and all other documents evidencing or securing the Loan.

          "LOCKBOX ACCOUNT" shall mean the account specified in the Cash
           ---------------
Management Agreement for deposit of Rents and other receipts from the Properties.

          "MANAGEMENT AGREEMENT" shall mean, with respect to any Individual
           --------------------
Property, the management agreement entered into by and between Borrower and Manager, pursuant to which Manager is to provide management and other services with respect to such Individual Property.

          "MANAGER" shall mean Capital Automotive L.P. and its successors as
           -------
Manager of the Properties.

          "MATURITY DATE" shall mean December 1, 2008, or such other date on
           -------------
which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

          "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate,
           ------------------
if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

          "MONTHLY PAYMENT DATE" shall mean the first (1st) day of each calendar
           --------------------
month during the term of the Loan.

          "MORTGAGE" shall mean, with respect to each Individual Property, that
           --------
certain first priority Mortgage (or Deed of Trust or Deed to Secure Debt), Assignment of Leases and Rents and Security Agreement, dated the date hereof, in form and substance satisfactory to Lender in its sole discretion, executed and delivered by Borrower as security for the Loan and encumbering such Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "NET OPERATING INCOME" shall have the meaning set forth in Section
           --------------------
4.1.10(b)(i).

          "NET PROCEEDS" shall mean, as applicable, (i) the net amount of all
           ------------
insurance proceeds received by Lender as a result of an Insured Casualty, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same, or (ii) the net amount of any Award received by Lender, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same.

          "NO DOWNGRADE LETTER" shall have the meaning set forth in Section
           -------------------
7.1(b).

          "NOTE" shall mean that certain note of even date herewith in the
           ----
principal amount of the Loan, in form and substance satisfactory to Lender in its sole discretion, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, including any Defeased Note and Undefeased Note that may exist from time to time.

          "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender
           ---------------------
by Borrower which is signed by an authorized senior officer of the managing member or general partner of Borrower.

          "OPERATING EXPENSES" shall have the meaning set forth in Section
           ------------------
4.1.10(b)(ii).

          "OTHER CHARGES" shall mean all ground rents, maintenance charges,
           -------------
impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Individual Property, now or hereafter levied or assessed or imposed against such Individual Property or any part thereof.

          "PERMITTED ENCUMBRANCES" shall mean, with respect to an Individual
           ----------------------
Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet delinquent, (d) Permitted Leases (e) the Junior Mortgage, and (f) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion, which Permitted Encumbrances in the aggregate do not materially adversely affect the value or use of such Individual Property or Borrower's ability to repay the Loan.

          "PERMITTED LEASES" shall mean those Leases referenced on Schedule II
           ----------------                                        -----------
attached hereto, any other Leases entered into in accordance with the terms and conditions of this Agreement and any subleases or assignments permitted pursuant to said Leases.

          "PERMITTED MATERIALS" shall have the meaning set forth in Section
           -------------------
3.1.37 hereof.

          "PERMITTED RELEASE DATE" shall mean the first to occur of (a) the date
           ----------------------
that is two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust and (b) the date that is four (4) years from the date hereof.

          "PERSON" shall mean any individual, corporation, partnership, joint
           ------
venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PHASE I REPORTS" shall mean those certain Phase I Environmental
           ---------------
Reports of the Properties and any other environmental reports delivered to Lender in connection with the origination of the Loan.

          "PHYSICAL CONDITIONS REPORT" shall mean, with respect to each
           --------------------------
Substitute Property, a report prepared by a company satisfactory to the Rating Agencies regarding the physical condition of such Substitute Property, satisfactory in form and substance to the Rating Agencies in their sole discretion, which report shall, among other things, (a) confirm that such Substitute Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on such Substitute Property.

          "POLICIES" shall have the meaning set forth in Section 5.1(c) hereof.
           --------

          "PROPERTIES" shall mean, collectively, each and every Individual
           ----------
Property which is subject to the terms of this Agreement.

          "PROPERTY SPECIFIC DEBT SERVICE COVERAGE RATIO" shall mean, with
           ---------------------------------------------
respect to any Individual Property, a ratio, as determined by Lender, for the applicable period in which: (A) the numerator is the Net Operating Income (excluding interest on credit accounts) determined only with respect to such Individual Property for such period as set forth in the statements required hereunder; and (B) the denominator is the aggregate amount of principal and interest due and payable on the Note with respect to the Release Amount for such Individual Property.

          "PROVIDED INFORMATION" shall have the meaning set forth in Section
           --------------------
10.1(a)(i) hereof.

          "RATING AGENCIES" shall mean each of Standard & Poor's Ratings Group,
           ---------------
a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender that shall have issued, or shall be contemplating the issuance of, a rating with respect to any Securities.

          "RCRA" shall have the meaning set forth in Section 9.1 hereof.
           ----

          "RECOURSE GUARANTY" shall mean that certain Guaranty of Recourse
           -----------------
Obligations of even date herewith, in form and substance satisfactory to Lender in its sole discretion, from Guarantor for the benefit of Lender.

          "RELEASE AMOUNT" shall mean for an Individual Property the amount set
           --------------
forth on Schedule I hereto.
         ----------

          "REMEDIAL WORK" shall have the meaning set forth in Section 9.3
           -------------
hereof.

          "REMIC TRUST" shall mean a "real estate mortgage investment conduit"
           -----------
within the meaning of Section 860D of the Code that holds the Note.

          "RENTS" shall mean, with respect to each Individual Property, all
           -----
rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower from any and all sources arising from or attributable to the Individual Property, and proceeds, if any, from business interruption or other loss of income insurance.

          "RESERVE FUNDS" shall mean the Tax and Insurance Escrow Fund and any
           -------------
other escrow fund established by the Loan Documents.

          "SCHEDULED DEFEASANCE PAYMENTS" shall have the meaning set forth in
           -----------------------------
Section 2.4.1(b) hereof.

          "SECURITIES" shall have the meaning set forth in Section 10.1 hereof.
           ----------

          "SECURITIZATION" shall have the meaning set forth in Section 10.1
           --------------
hereof.

          "SECURITY AGREEMENT" shall have the meaning set forth in Section
           ------------------
2.4.1(a)(vi)(A) hereof.

          "SERVICER" shall have the meaning set forth in Section 11.28 hereof.
           --------

          "SERVICING AGREEMENT" shall have the meaning set forth in Section
           -------------------
11.28 hereof.

          "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in Section
           ----------------------
8.2(k) hereof.

          "SPC ENTITY" shall have the meaning set forth in Section 3.1.40(o)
           ----------
hereof.

          "STATE" shall mean, with respect to an Individual Property, the State
           -----
or Commonwealth in which such Individual Property or any part thereof is located.

          "SUBSTITUTE PROPERTY" shall have the meaning set forth in Section
           -------------------
2.7.1 hereof.

          "SUBSTITUTE RELEASE AMOUNT" shall have the meaning set forth in
           -------------------------
Section 2.7.1(k) hereof.

          "SUBSTITUTED PROPERTY" shall have the meaning set forth in Section
           --------------------
2.7.1 hereof.

          "SUCCESSOR BORROWER" shall have the meaning set forth in Section 2.4.2
           ------------------
hereof.

          "SURVEY" shall mean a survey of the Individual Property in question
           ------
prepared by a surveyor licensed in the State and satisfactory to Lender, in its sole discretion, and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor satisfactory to Lender, in its sole discretion.

          "TAKING" shall have the meaning set forth in Section 5.3(b) hereof.
           ------

          "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in
           -----------------------------
Section 6.1 hereof.

          "TAXES" shall mean all real estate and personal property taxes,
           -----
assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or part thereof.

          "TERM" shall have the meaning set forth in Section 5.1(a) hereof.
           ----

          "TITLE INSURANCE POLICIES" shall mean, with respect to each Individual
           ------------------------
Property, an ALTA mortgagee title insurance policy in the form (acceptable to Lender) (or, if an Individual Property is in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued with respect to such Individual Property and insuring the lien of the Mortgage encumbering such Individual Property.

          "TRANSFEREE" shall have the meaning set forth in Section 7.1(f)(ii)
           ----------
hereof.

          "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial
           ---      -----------------------
Code as in effect in the applicable State in which an Individual Property is located.

          "UNDEFEASED NOTE" shall have the meaning set forth in Section
           ---------------
2.4.1(a)(v) hereof.

          "U.S. OBLIGATIONS" shall mean direct non-callable obligations of the
           ----------------
United States of America.

          "YIELD MAINTENANCE PREMIUM" shall mean the amount (if any) which, when
           -------------------------
added to the remaining principal amount of the Note or the principal amount of a Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

          SECTION 1.2  PRINCIPLES OF CONSTRUCTION.
                       --------------------------

          All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

          II.    GENERAL TERMS
                 -------------

          SECTION 2.1  LOAN COMMITMENT; DISBURSEMENT TO BORROW.
                       ---------------------------------------

          2.1.1  THE LOAN.  Subject to and upon the terms and conditions set
                 --------
forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

          2.1.2  DISBURSEMENT TO BORROWER.  Borrower may request and receive
                 ------------------------
only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

          2.1.3  THE NOTE, MORTGAGES AND LOAN DOCUMENTS.  The Loan shall be
                 --------------------------------------
evidenced by the Note and secured by the Mortgages, the Assignments of Leases and the other Loan Documents.

          2.1.4  USE OF PROCEEDS.  Borrower shall use the proceeds of the
                 ---------------
Loan to (a) repay and discharge, or cause to be repaid and discharged, any existing loans relating to the Properties (including that certain bridge loan made by Lender to Capital Automotive L.P. on October 16, 1998), (b) pay all past-due Basic Carrying Costs, if any, in respect of the Properties, (c) make deposits into the Reserve Funds, if any, on the Closing Date in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (e) fund any working capital requirements of the Properties, and (f) distribute the balance, if any, to Borrower for all corporate purposes.

          SECTION 2.2  INTEREST; LOAN PAYMENTS; LATE PAYMENT CHARGE.
                       --------------------------------------------

          2.2.1  INTEREST GENERALLY.  Interest on the outstanding principal
                 ------------------
balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate.

          2.2.2  INTEREST CALCULATION.  Interest on the outstanding principal
                 --------------------
balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

          2.2.3  PAYMENT BEFORE MATURITY DATE.  On the Closing Date, Borrower
                 ----------------------------
shall make a payment of interest only for the period from the Closing Date through and including the date immediately prior to the Monthly Payment Date occurring in December, 1998. If the Closing Date shall occur within the last ten
(10) Business Days of November, Borrower shall pay to Lender, in addition to the amount set forth in the preceding sentence, in advance on the Closing Date, the amount of Debt Service scheduled to be payable to Lender on the Monthly Payment Date occurring in January, 1999. Borrower shall make a payment to Lender of interest only, in arrears, on the Monthly Payment Date occurring in January, 1999, and on each Monthly Payment Date thereafter to and including the Monthly Payment Date occurring in December, 2000. Borrower shall make a payment to Lender of principal and interest, in arrears, in the amount of Two Hundred Ninety-Seven Thousand Five Hundred Fifty-Eight and No/100 Dollars ($297,558) on the Monthly Payment Date occurring in January, 2001 and on each Monthly Payment Date thereafter to and including the Maturity Date. Each payment shall be applied first to accrued and unpaid interest and the balance to principal.

          2.2.4  PAYMENT ON MATURITY DATE.  Borrower shall pay to Lender on
                 ------------------------
the Maturity Date the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Mortgages and the other Loan Documents.

          2.2.5  PAYMENTS AFTER DEFAULT.  Upon the occurrence and during the
                 ----------------------
continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.

          2.2.6  LATE PAYMENT CHARGE.  If any monthly installment of principal,
                 -------------------
interest or any other sums due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents to the extent permitted by applicable law.

          2.2.7  USURY SAVINGS.  This Agreement, the Note and the other Loan
                 -------------
Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

          SECTION 2.3  PREPAYMENTS.
                       -----------

          2.3.1  VOLUNTARY PREPAYMENTS.  Except as otherwise provided herein,
                 ---------------------
Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date; provided, however, that Borrower shall have the right to prepay the entire Loan and any other amounts outstanding on any Monthly Payment Date during the three (3) months preceding the Maturity Date without payment of the Yield Maintenance Premium or any other premium or penalty.

          2.3.2  MANDATORY PREPAYMENTS.  On each date on which Borrower or
                 ---------------------
Lender actually receives any Net Proceeds, if Lender does not make such Net Proceeds available to Borrower for the restoration of any Individual Property and the Permitted Release Date has not yet occurred, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Yield Maintenance Premium shall be due in connection with any prepayment made pursuant to this
Section 2.3.2. Any partial prepayment under this Section 2.3.2 shall be applied to the last payments of principal due under the Loan.

          2.3.3  PREPAYMENTS AFTER DEFAULT.  If, prior to the Maturity Date
                 -------------------------
and following an Event of Default, payment of all or any part of the Debt is tendered by Borrower or otherwise recovered by Lender, such tender or recovery shall be deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment set forth in Section 2.3.1 and Borrower shall pay, in addition to the Debt, the applicable Yield Maintenance Premium. In addition to the foregoing, if any such payment is made prior to the Permitted Release Date, Borrower shall also pay an amount equal to two percent (2%) of the outstanding principal amount of the Loan to be prepaid or satisfied.

          SECTION 2.4  DEFEASANCE.
                       ----------

          2.4.1  VOLUNTARY DEFEASANCE.  (a)  Provided no Event of Default
                 --------------------
shall then exist, Borrower shall have the right at any time after the Permitted Release Date and prior to the Maturity Date to voluntarily defease all or any portion of the Loan by and upon satisfaction of the following conditions (such event being a "DEFEASANCE EVENT"):

          (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying the Monthly Payment Date (the "DEFEASANCE DATE") on which the Defeasance Event shall occur and the principal amount of the Loan to be defeased;

          (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to and including the Defeasance Date;

          (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments due under the Note, this Agreement, the Mortgage, and the other Loan Documents through and including the Defeasance Date;

          (iv) Borrower shall deliver to Lender the Defeasance Deposit applicable to the Defeasance Event;

          (v) In the event only a portion of the Loan is the subject of the Defeasance Event, Borrower shall prepare all necessary documents to modify this Agreement and to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other note having a principal balance equal to the undefeased portion of the Note (the "UNDEFEASED NOTE"). The Defeased Note and Undefeased Note shall otherwise have terms identical to the Note, except that a Defeased Note cannot be the subject of any further Defeasance Event;

          (vi) Borrower shall execute and deliver (A) a security agreement, in form and substance satisfactory to Lender, in its sole discretion, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with the provisions of this Section 2.4 (the "SECURITY AGREEMENT") and (B) if the Junior Mortgage remains in effect at the time of such Defeasance Event, a junior security agreement in form and substance satisfactory to lender in its sole discretion, creating a second priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit, as security for the payment and performance of Borrower under the Guaranty of Payment (the "Junior Security Agreement");

          (vii) Borrower shall deliver an opinion of counsel for Borrower in form and substance satisfactory to Lender in its sole discretion stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note or Defeased Note (as applicable) to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event;

          (viii) Borrower shall deliver confirmation in writing from the applicable Rating Agencies to the effect that such Defeasance Event will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance Event for the Securities issued in connection with the Securitization which are then outstanding. If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies, in their respective sole discretion;

          (ix) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.4.1(a) have been satisfied;

          (x) Borrower shall deliver a certificate of an independent certified public accountant selected by Borrower and reasonably satisfactory to Lender certifying that the U.S. Obligations purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

          (xi) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request; and

          (xii) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of the Lien of the related Mortgage as provided in
Section 2.5 hereof as well as reasonable attorneys' fees and expenses.

                  (b) In connection with each Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which interest and principal payments are required under the Note, in the case of a Defeasance Event for the entire outstanding principal balance of the Loan, or the Defeased Note, in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan, as applicable, and in amounts equal to the scheduled payments due on such dates under the Note or the Defeased Note, as applicable, (including without limitation scheduled payments of principal, interest, servicing fees (if any) and any other amounts due under the Loan Documents on such dates) and assuming such Note or Defeased Note is prepaid in full on the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Lockbox Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under (i) the Note or the Defeased Note, as applicable, (ii) if Borrower's obligations under the Note or the Defeased Note, as applicable, have been satisfied, the Guaranty of Payment. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.4 and satisfy Borrower's other obligations under this Section 2.4 and Section 2.5 shall be remitted to Borrower.

          2.4.2  SUCCESSOR BORROWER.  In connection with any Defeasance Event,
                 ------------------
Borrower may, or at the request of Lender shall, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a single purpose bankruptcy remote entity with an Independent Director approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and, if applicable, the Junior Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and, if applicable, the Junior Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note, as applicable, in accordance with this Section 2.4.2, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith.

          SECTION 2.5  RELEASE OF PROPERTY.
                       -------------------

          Except as set forth in this Section 2.5, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of any Mortgage on any Individual Property.

          2.5.1  RELEASE OF ALL PROPERTIES.
                 -------------------------

          (a) If Borrower has elected to defease the entire Loan and the requirements of Section 2.4 and this 2.5.1(a) have been satisfied, all of the Properties shall be released from the Liens of their respective Mortgages and, if applicable, Junior Mortgages, and the U.S.

Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note and, if applicable, the Guaranty of Payment.

          (b) In connection with the release of the Mortgages and, if applicable, the Junior Mortgages, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for each Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which an Individual Property is located and reasonably satisfactory to Lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such releases in accordance with the terms of this Agreement.

          2.5.2  RELEASE OF INDIVIDUAL PROPERTY.  (a) If Borrower has elected
                 ------------------------------
to defease a portion of the Loan and the requirements of Section 2.4 and this
2.5.2 have been satisfied, Borrower may obtain the release of one or more Individual Properties from the Lien of the Mortgage thereon (and related Loan Documents) and the release of Borrower's obligations under the Loan Documents with respect to each such Individual Property (other than those expressly stated to survive), upon the satisfaction of each of the following conditions:

          (i) The principal balance of the Defeased Note shall equal or exceed the Adjusted Release Amount for the applicable Individual Property; provided, however, if the undefeased portion of the Loan at the time a release is requested is less than the Adjusted Release Amount, the Defeased Note shall equal the remaining undefeased portion of the Loan at the time of release;

          (ii) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such release, a release of Lien of the Mortgage and, if applicable, the Junior Mortgage (and related Loan Documents) for such Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which the Individual Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, (ii) will effect such release in accordance with the terms of this Agreement, and
(iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released); and

          (iii) After giving effect to such release, the Debt Service Coverage Ratio for the Properties then remaining subject to the Liens of the Mortgages shall be equal to at least 2.00 to 1.00.

          (iv) If the Individual Property sought to be released is subject to the same Mortgage as any other Individual Property or adjacent to any other Individual Property, after giving effect to such release, (i) each such remaining Individual Property shall
(A) have adequate rights of access to public ways, (B) be a "legal lot" under all Legal Requirements and be separately assessed for tax purposes, (C) comply with all Legal Requirements, including all applicable zoning ordinances and subdivision ordinances, (D) receive all public utilities directly from an adjoining public right-of-way, through another remaining Individual Property or through valid easements insured under the Title Insurance Policies and (E) not be subject to any material encroachment by improvements on the property so released, (ii) no material Improvements on any Individual Property shall encroach onto the property so released. Borrower shall have executed and delivered such reciprocal easements, declarations of covenants, conditions and restrictions and such other agreements as may be required by the title insurance company that issued the Title Insurance Policies or by any Governmental Authorities or as may be reasonably required by Lender. Borrower shall also have delivered to Lender evidence satisfactory to Lender establishing that the coverage of the Title Insurance Policy insuring the Lien of the Mortgage covering the Individual Properties remaining subject to such Mortgage after such release, including all endorsements and affirmative coverages thereunder, shall not be affected or changed by such release.

          (v) If the Individual Property sought to be released is subject to a Lease that also covers any other Individual Property, such Lease shall be severed and amended so that, after giving effect to such release, (i) no Individual Property shall be subject to a Lease that also affects any property that is not subject to a Mortgage, (ii) the Property Specific Debt Service Coverage Ratio for the Individual Property or Properties remaining subject to such Lease shall be equal to at least 2.00 to 1.00 and (iii) the EBTDAR Ratio for the Individual Property or Properties remaining subject to such Lease shall be equal to at least 2.00 to 1.00.

          (b) After such release, the released property shall not be deemed to be an Individual Property (except for the purposes of obligations under the Loan Documents that are expressly provided to survive repayment in full of the Debt and satisfaction of the Mortgage).


          2.5.3  RELEASE ON PAYMENT IN FULL.  Lender shall, upon the written
                 --------------------------
request and at the expense of Borrower (including reasonable attorneys' fees and expenses), upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Loan Agreement, release the Lien of the Mortgage on each Individual Property not theretofore released.

          SECTION 2.6  MANNER OF MAKING PAYMENTS; CASH MANAGEMENT.
                       ------------------------------------------

          2.6.1  DEPOSITS INTO LOCKBOX ACCOUNT.  Borrower shall cause all
                 -----------------------------
Rents from the Properties to be deposited into the Lockbox Account in accordance with the Cash Management Agreement. Without limitation of the foregoing, Borrower shall (a) deliver irrevocable written instructions to all Tenants under Leases to deliver all Rents payable thereunder directly to the Lockbox Account, and (b) deposit all amounts received by Borrower constituting Rents or other revenue of any kind from the Properties into the Lockbox Account within one (1) Business Day of receipt thereof. Disbursements from the Lockbox Account will be made in accordance with the terms and conditions of this Agreement and the Cash Management Agreement. Lender shall have sole dominion and control over the Lockbox Account and, except as set forth in the Cash Management Agreement, Borrower shall have no rights to make withdrawals therefrom.

          2.6.2  MAKING OF PAYMENTS. Each payment by Borrower hereunder or under
                 ------------------
the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 2:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day, including any Monthly Payment Date, which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date.


          2.6.3  PAYMENTS RECEIVED IN THE LOCKBOX ACCOUNT.  Notwithstanding
                 ----------------------------------------
anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Reserve Funds shall be deemed satisfied to the extent sufficient amounts are on deposit in the Lockbox Account to satisfy such obligations at the time each such payment is required, regardless of whether any of such amounts are so applied by Lender.

          2.6.4  NO DEDUCTIONS, ETC. All payments made by Borrower hereunder or
                 ------------------
under the Note or the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

          2.6.5  DISBURSEMENT OF EXCESS FUNDS. Provided no Event of Default has
                 ----------------------------
occurred that is then continuing, once funds sufficient to make all payments to Lender required to be made under the Loan Documents on the next Payment Date and any other amounts then payable to Lender have been deposited in the Lockbox Account, Lender shall release, or cause to be released to Borrower, as provided in the Cash Management Agreement, all amounts thereafter deposited in the Lockbox Account allocable to the period prior to the next Payment Date;
provided that Lender shall not be required to release or cause to be released
-------- ----
any such amounts during the period from the twentieth (20th) day of any calendar month until the next Payment Date.

          SECTION 2.7  PROPERTY SUBSTITUTIONS.
                       ----------------------

          2.7.1  SUBSTITUTION OF PROPERTY. Subject to the terms and conditions
                 ------------------------
set forth in this Section 2.7, Borrower may obtain a release of the Lien of a Mortgage (and the related Loan Documents) encumbering an Individual Property (a "SUBSTITUTED PROPERTY") by substituting therefor another automobile dealership property acquired by Borrower (individually, a "SUBSTITUTE PROPERTY" and collectively, the "SUBSTITUTE PROPERTY"), provided that any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

(a) All of the Individual Properties released during the term of the Loan shall represent in the aggregate not more than twenty-five percent (25%) of the aggregate Net Operating Income of all of the Properties for the twelve (12) month period immediately preceding the Closing Date and for the twelve (12) month period immediately preceding the date of substitution.

(b) Such substitution shall not be allowed more than three (3) times during the term of the Loan.

(c) Borrower shall have delivered reasonable evidence establishing that an environmental condition exists at the Substituted Property such that the potential liability to Guarantor under the Recourse Guaranty and/or the Environmental Indemnity exceeds Two Hundred Fifty Thousand and No/100 Dollars ($250,000).

(d) Lender shall have received a copy of a deed conveying all of Borrower's right, title and interest in and to the Substituted Property to an entity other than Borrower and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed or assignment and assumption, as applicable, and agreeing to record such deed or assignment and assumption, as applicable, in the real estate records for the county in which the Substituted Property is located.

(e) Lender shall have received an appraisal of the Substitute Property dated no more than sixty (60) days prior to the substitution by an appraiser acceptable to the Rating Agencies, indicating an appraised value of the Substitute Property that is equal to or greater than the value of the Substituted Property determined by Lender at the time of the encumbrance of the Substituted Property by the related Mortgage at or about the Closing Date.

(f) After giving effect to the substitution, the Debt Service Coverage Ratio for the Loan for all of the Properties (including the Substitute Property but excluding the Substituted Property) is not less than the Debt Service Coverage Ratio for the Loan for all of the Properties (including the Substituted Property but excluding the Substitute Property) as of the Closing Date and as of the date immediately preceding the substitution.

(g) The Net Operating Income for the Substitute Property either (i) does not show a downward trend over the three (3) years immediately prior to the date of substitution or (ii) with respect to a Substitute Property for which information regarding the Net Operating Income of such Substitute Property for the three (3) years immediately prior to the date of substitution cannot be obtained by Borrower after Borrower's exercise of diligent efforts, the Net Operating Income shall not show a downward trend for such period of time immediately prior to the date of substitution as may be determined from the information regarding such Net Operating Income available or (iii) if the Substitute Property has been the subject of a new triple net Lease executed within such three (3) year period, the Net Operating Income shall not show a downward trend for the period, not less than twelve (12) months, since the execution of said Lease.

(h) The Net Operating Income and Property Specific Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substitute Property immediately after such substitution is greater than one hundred ten percent (110%) of the Net Operating Income and Property Specific Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the related Substituted Property immediately prior to such substitution.

(i) Lender shall have received confirmation in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding.

(j) No material Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing, stating that the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the substitution with respect to Borrower, the Properties and the Substitute Property and containing any other representations and warranties with respect to Borrower, the Properties, the Substitute Property or the Loan as the Rating Agencies may require, such certificate to be in form and substance satisfactory to the Rating Agencies.

(k) Borrower shall have executed, acknowledged and delivered to Lender (i) a Mortgage, an Assignment of Leases and two UCC Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Mortgage, Assignment of Leases and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Mortgage, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statement in the office of the Secretary of State of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable Liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (ii) and an Environmental Indemnity with respect to the Substitute Property. The Mortgage, Assignment of Leases, UCC-1 Financing Statements and Environmental Indemnity shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (q) below. The Mortgage encumbering the Substitute Property shall secure all amounts evidenced by the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Mortgage shall be equal to one hundred fifty percent (150%) of the amount of the Loan allocated to the Substitute Property. The amount of the Loan allocated to, and the Release Amount of, the Substitute Property (such amount being hereinafter referred to as the "SUBSTITUTE RELEASE AMOUNT") shall equal the Release Amount of the related Substituted Property.

(l) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the Lien of an existing Mortgage as of the date of the substitution available with respect to the Title Insurance Policy insuring the Lien of the Mortgage with respect to the Substitute Property and (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the Lien of the Mortgage encumbering the Substitute Property, issued by the title company that issued the Title Insurance Policies insuring the Lien of the existing Mortgages and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substituted Property. The Title Insurance Policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Substitute Release Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Substitute Release Amount, (2) insure Lender that the relevant Mortgage creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the Liens of the existing Mortgages, and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid.

(m) Lender shall have received a current title survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that (A) no material Improvements on the surveyed property are relocated in an area designated as Flood Zone A or Flood Zone V by the Federal Emergency Management Administration or (B) material Improvements on the surveyed property are located in an area designated as Flood Zone A or Flood Zone V by the Federal Emergency Management Administration, in which case such property shall be covered by the flood insurance as provided in Section
                                                                     -------
     5.1.
     ---

(n) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

(o) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report, which conclude that the Substitute Property does not contain any Hazardous Substance (as defined in the Mortgage), other than as is permitted under the Loan Documents, is not subject to any risk of contamination from any off-site Hazardous Substance and does not require any remedial actions with respect to Hazardous Substances.

(p) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the Closing Date; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of Borrower authorizing the substitution and any actions taken in connection with such substitution.

(q)  Lender shall have received the following opinions of Borrower's counsel:
     (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (k) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of Shaw, Pittman, Potts & Trowbridge or such other counsel acceptable to the Rating Agencies stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (j) above were duly authorized, executed and delivered by Borrower and that the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (C) an opinion of counsel acceptable to the Rating Agencies stating that subjecting the Substitute Property to the Lien of the related Mortgage and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (D) an update of the Insolvency Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (F) an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

          (r) Borrower shall have paid, or caused to be paid, all Basic Carrying Costs relating to the Properties and the Substitute Property, including without limitation, (i) accrued but unpaid insurance premiums relating to the Properties and the Substitute Property, (ii) currently due Taxes (including any in arrears) relating to the Properties and the Substitute Property and (iii) currently due Other Charges relating to the Properties and Substitute Property.

          (s) Borrower shall have paid or reimbursed Lender for all costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid or caused to be paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

          (t) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the most current completed fiscal year and a current operating statement for the Substituted Property, each certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no material adverse change in the financial condition of the Substitute Property since the date of such operating statements.

          (u) Borrower shall have delivered to Lender estoppel certificates from any existing tenants (A) constituting anchor tenants at the Substitute Property, (B) leasing an entire building at the Substitute Property, (C) whose rent equals or exceeds five percent of the Gross Income from Operations relating to the Substitute Property or (D) that, disregarding the area leased by those described in clauses (A), (B) and (C), lease no less than seventy-five percent (75%) of the remaining gross leasable area at the Substitute Property. All such estoppel certificates shall include the information provided in the form of subordination, nondisturbance and attornment agreement attached hereto as
               Schedule III and shall indicate that (1) the subject lease is a
               ------------
               valid and binding obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease to purchase all or any portion of the Substitute Property, except on terms consistent with the Permitted Leases and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

          (v) Lender shall have received copies of all tenant leases and any ground leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current rent roll of the Substitute Property certified by Borrower as being true and correct.

          (w) Lender shall have received, and Lender shall enter into, subordination, nondisturbance and attornment agreements in the form of subordination, nondisturbance and attornment agreement attached hereto as Schedule III with respect to all of the Leases
                                  ------------
               affecting the Substitute Property other than such Leases that are, by their terms, subordinate to the Mortgage with respect to the Substitute Property and, if the law of the State where the Substitute Property is located allows the tenant under the Lease in question to treat such Lease as terminated in the event of sale by foreclosure or power of sale, provide for attornment to a subsequent owner in the case of sale by foreclosure or power of sale.

          (x) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

          (y) Lender shall have received a Physical Conditions Report with respect to the Substitute Property stating that the Substitute Property and its use comply in all material respects with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Legal Requirements are not addressed by the Physical Conditions Report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA 3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to subdivision laws). If the Physical Conditions Report recommends that any repairs be made with respect to the Substitute Property, such Physical Conditions Report shall include an estimate of the cost of such recommended repairs and Borrower shall deposit with Lender an amount equal to one hundred fifty percent (150%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such Physical Conditions Report or a letter from the engineer that prepared such Physical Conditions Report indicating that the recommended repairs were completed in good and workmanlike manner and (B) paid receipts indicating that the costs of all such repairs have been paid.

          (z) If the Substituted Property is covered by a Management Agreement that also covers other Individual Properties, Lender shall have received a certified copy of an amendment to the Management Agreement reflecting the deletion of the Substituted Property and the addition of the Substitute Property as a property managed pursuant thereto and Manager shall have executed and delivered to Lender an amendment to the Assignment of Management Agreement reflecting such amendment to the Management Agreement.

          (aa) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies may have requested.

          (bb) Borrower shall submit to Lender, not less than ten (10) days prior to the date of such substitution, a release of Lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.7.1 have been satisfied.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its Lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Agreement, the Substitute Release Amount with respect to such Substitute Property shall be deemed to be the Release Amount with respect to such Substitute Property for all purposes hereunder and the Substituted Property shall not be deemed to be an Individual Property (except for the purposes of obligations under the Loan Documents that are expressly provided to survive repayment in full of the Debt and satisfaction of the Mortgages).

          III.   REPRESENTATIONS AND WARRANTIES
                 ------------------------------

          SECTION 3.1  BORROWER REPRESENTATIONS.
                       ------------------------

          Borrower represents and warrants as of the date hereof and as of the Closing Date that:

          3.1.1  NO LITIGATION.  There are no pending actions, suits or
                 -------------
proceedings, arbitrations or governmental investigations against Borrower or Properties, an adverse outcome of which would materially affect Borrower's performance under the Note, this Agreement or the other Loan Documents, or the use of the Properties for the use currently being made thereof, the operation of the Properties as currently being operated or the value of the Properties.

          3.1.2  TITLE.  Borrower has good, marketable and insurable title to
                 -----
the real property comprising part of each Individual Property and good title to the balance of such Individual Property, and has the full power, authority and right to execute, deliver and perform its obligations under this Agreement and under each Loan Document to which Borrower is a party, and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in each Individual Property and the Improvements and that it owns each Individual Property free and clear of all liens, encumbrances and charges whatsoever except for Permitted Encumbrances and that each Mortgage is and will remain a valid and enforceable first lien on and security interest in the applicable Individual Property, subject only to said exceptions. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of the Mortgage and the other Loan Documents and shall forever warrant and defend the same to Lender against the claims of all Persons whomsoever.

          3.1.3  PERMITTED ENCUMBRANCES.  The Permitted Encumbrances do not
                 ----------------------
and will not materially and adversely affect (a) the ability of Borrower to pay in full the principal and interest on the Note in a timely manner or (b) the use of the Properties for the use currently being made thereof or the operation of the Properties as currently being operated.

          3.1.4  FIRST LIEN.  Upon the execution by Borrower and the recording
                 ----------
of each Mortgage, and upon the execution and filing of UCC-1 financing statements, Lender will have a valid first lien on the Properties and a valid security interest in Borrower's interest in the Equipment (as defined in the Mortgages), if any, subject to no liens, charges or encumbrances other than the Permitted Encumbrances.

          3.1.5  ERISA.  Borrower has made and shall continue to make all
                 -----
required contributions to all employee benefit plans of Borrower, if any, and Borrower has no knowledge of any material liability which has been incurred by Borrower which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan has been administered in compliance with its terms and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and any other federal or state law.

          3.1.6  CONTINGENT LIABILITIES.  Borrower has no known material
                 ----------------------
contingent liabilities.

          3.1.7  NO OTHER OBLIGATIONS.  Borrower has no material financial
                 --------------------
obligation under any indenture, mortgage, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Properties is otherwise bound, other than the Debt and obligations incurred in the ordinary course of the operation of the Properties.

          3.1.8  NO OTHER DEBT.  Borrower has not borrowed or received other
                 -------------
debt financing that has not been heretofore repaid in full.

          3.1.9  FRAUDULENT CONVEYANCE.  Borrower (a) has not entered into the
                 ---------------------
Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan contemplated by the Loan Documents, the fair saleable value of Borrower's assets exceed and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

          3.1.10  INVESTMENT COMPANY ACT.  Borrower is not (a) an "investment
                  ----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which prevents Borrower from entering into the Loan.

          3.1.11  ACCESS/UTILITIES.  The Properties have adequate rights of
                  ----------------
access to public ways and are served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of the Properties as presently used and enjoyed are located in the public right-of-way abutting the applicable Individual Property or an adjacent Individual Property, and all such utilities are connected so as to serve the Properties, directly from such public right-of-way, through such adjacent Individual Property or through valid easements insured under the Title Insurance Policies. All roads necessary for the current utilization of the Properties have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the applicable Individual Property or an adjacent Individual Property.

          3.1.12  SPECIAL ASSESSMENTS.  Except as disclosed in the Title
                  -------------------
Insurance Policies, there are no material pending or, to the knowledge of Borrower, proposed special or other assessments for public improvements or otherwise affecting the Properties, nor, to the knowledge of Borrower, are there any contemplated improvements to the Properties that may result in such special or other assessments.

          3.1.13  FLOOD ZONE.  No material Improvements on any Individual
                  ----------
Property are located in an area designated as Flood Zone A or Flood Zone V by the Federal Emergency Management Administration except with respect to the Individual Property known as O'Reilly Chevrolet located in Tucson, Arizona for which Individual Property Borrower has obtained flood insurance in accordance with the provisions of Section 5.1(b)(i) of this Agreement.

          3.1.14  MISSTATEMENTS OF FACT.  The Loan Documents do not contain
                  ---------------------
any untrue statement of a material fact or omit to state any material fact necessary to make statements contained herein or therein not misleading.

          3.1.15  NO DEFENSES.  The Note, this Agreement and the other Loan
                  -----------
Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Agreement or any of the other Loan Documents, or the exercise of any right thereunder, render this Agreement unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

          3.1.16  PERMITS; CASUALTY.  All certifications, permits, licenses
                  -----------------
and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Properties as an automobile dealership and servicing center (the "LICENSES"), have been obtained and are in full force and effect except to the extent the failure of any such License to be in full force and effect would not have a material adverse effect on Borrower or the use and operation of any Individual Property. The Properties are free of material damage and are in good repair in all material respects, and there is no proceeding pending for the total or material partial condemnation of, or affecting, the Properties.

          3.1.17  BOUNDARY LINES.  All of the material Improvements which were
                  --------------
included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property except to the extent such Improvements may encroach upon an adjoining Individual Property, and no improvements on adjoining properties, other than an adjoining Individual Property, encroach materially upon any Individual Property, and no easements or other encumbrances upon an Individual Property encroach materially upon any of the Improvements, so as to affect the value or marketability of any Individual Property, except those which are insured against by the Title Insurance Policies.

All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

          3.1.18  INTENTIONALLY DELETED.
                  ---------------------

          3.1.19  SURVEY.  The survey of each Individual Property delivered
                  ------
to Lender in connection with this Agreement, has been performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which each Individual Property is situated, is certified to Lender, its successors and assigns, and the title insurance company, with the signature and seal of a licensed engineer or surveyor affixed thereto, and does not fail to reflect any material matter known to Borrower affecting any Individual Property or the title thereto.

          3.1.20  LEGAL REQUIREMENTS.  The Properties are and shall at all
                  ------------------
times remain in compliance in all material respects with all Legal Requirements, including, without limitation, building and zoning ordinances and codes.

          3.1.21  FORFEITURE.  There has not been and shall never be committed
                  ----------
by Borrower or any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against the Properties or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

          3.1.22  MANAGEMENT AGREEMENT.  The Management Agreement, dated the
                  --------------------
date hereof (the "MANAGEMENT AGREEMENT") between Borrower and Manager pursuant to which Manager operates the Properties is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Agreement and Manager shall attorn to Lender.

          3.1.23  ORGANIZATION.  Borrower has been duly organized and is
                  ------------
validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Properties.

          3.1.24  PROCEEDINGS.  Borrower has taken all necessary action to
                  -----------
authorize its execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          3.1.25  NO CONFLICTS.  The execution, delivery and performance of
                  ------------
this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

          3.1.26  AGREEMENTS.  Borrower is not a party to any agreement or
                  ----------
instrument or subject to any restriction which might materially and adversely affect Borrower or any Individual Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or any of the Properties are bound. Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Properties is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Properties and (b) obligations under the Loan Documents.

          3.1.27  NO BANKRUPTCY FILING.  Neither Borrower nor any of its
                  --------------------
constituent Persons are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

          3.1.28  FINANCIAL INFORMATION.  All financial data that have been
                  ---------------------
delivered to Lender in respect of the Properties (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports, and (iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on any Individual Property or the operation thereof as an automobile dealership and servicing center, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

          3.1.29  CONDEMNATION.  No Condemnation or other proceeding has been
                  ------------
commenced or, to Borrower's best knowledge, is contemplated with respect to all or any material portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

          3.1.30  FEDERAL RESERVE REGULATIONS.  No part of the proceeds of the
                  ---------------------------
Loan will be used for the purpose of purchasing or acquiring any "margin stock" in violation of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          3.1.31  NOT A FOREIGN PERSON.  Borrower represents and warrants that
                  --------------------
Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

          3.1.32  SEPARATE LOTS.  Each Individual Property is comprised of one
                  -------------
(1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Individual Property.

          3.1.33  ENFORCEABILITY.  The Loan Documents are not subject to any
                  --------------
right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          3.1.34  INSURANCE.  Borrower has obtained and has delivered to Lender
                  ---------
certificates of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. To the best of Borrower's knowledge, no material pending claims have been made under any such policy, and no Person, including Borrower, has done, by act or omission, anything which would materially impair the coverage of any such policy.

          3.1.35  USE OF PROPERTY.  Each Individual Property is used exclusively
                  ---------------
for automobile dealership and servicing center purposes, other appurtenant and related uses and other previously existing uses as permitted under the Permitted Leases.

          3.1.36  PHYSICAL CONDITION.  Except as may be set forth in the
                  ------------------
engineering reports delivered to Lender in connection with the origination of the Loan, each Individual Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, is in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any Individual Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          3.1.37  LEASES.  The Properties are not subject to any Leases other
                  ------
than the Leases described in Schedule II attached hereto and made a part hereof
                             -----------
and subleases or assignments thereunder. No Person has any possessory interest in any Individual Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by either party and, to Borrower's knowledge, there are no conditions that, with the passage of time or the giving of notice, or both, would constitute material defaults thereunder. No Rent (including security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein. Except as permitted under the Permitted Leases, no tenant listed on Schedule II has
                                                          -----------
assigned its Lease or sublet all or any portion of the premises demised thereby, no such tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises. Except as set forth in the Leases, no tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. No tenant under any Lease has any right or option for additional space in the Improvements. No hazardous wastes or toxic substances, as defined by applicable federal, state or local statutes, rules and regulations, have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Borrower have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any petroleum product or any toxic or hazardous chemical, material, substance or waste except for any such substances used or generated by any tenant in the ordinary course of business and treated in accordance with applicable Environmental Laws ("PERMITTED MATERIALS"). Borrower shall not permit or suffer any tenant under any Permitted Lease to relocate from any Individual Property to any property owned by an Affiliate of Borrower, without, in either case, the prior written consent of Lender, in its sole discretion.

          3.1.38  FILING AND RECORDING TAXES.  All transfer taxes, deed stamps,
                  --------------------------
intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, been paid, and, under current Legal Requirements, each of the

Mortgages is enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof).

          3.1.39  LOAN TO VALUE.  The maximum principal amount of the Loan
                  -------------
does not exceed one hundred twenty-five percent (125%) of the fair market value of the Properties.

          3.1.40  SINGLE PURPOSE ENTITY/SEPARATENESS.  Borrower represents,
                  ----------------------------------
warrants and covenants as follows:

          (a) Borrower does not own and will not own any asset or property other than (i) the Properties, and (ii) incidental personal property necessary for the ownership or operation of the Properties.

          (b) Borrower will not engage in any business other than the ownership, management and operation of the Properties and Borrower will conduct and operate its business as presently conducted and operated.

          (c) Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower, Guarantor or any Affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

          (d) Borrower has not incurred and will not incur any Indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Debt and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances, except pursuant to the Guaranty of Payment and the Cash Management Agreement. No Indebtedness other than the Debt may be secured (subordinate or pari passu)
                                                                   ---- -----
by the Properties, except pursuant to the Junior Mortgage.

          (e) Borrower has not made and will not make any loans or advances to any third party (including any Affiliate or constituent party, any Guarantor or any Affiliate of any constituent party or Guarantor), except pursuant to the Guaranty of Payment or as provided in the Cash Management Agreement, and shall not acquire obligations or securities of its Affiliates.

          (f) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

          (g) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any SPC Entity to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, certificate of organization, trust or other organizational documents of Borrower or such SPC Entity in any manner that would affect the status of Borrower or such SPC

Entity as a single-purpose, bankruptcy-remote entity, without (i) the prior written consent of Lender, in its sole discretion and, (ii) if a Securitization has occurred, delivery to Lender of a No Downgrade Letter.

          (h) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and file its own tax returns (provided that Borrower's financial statements and tax returns may be prepared on a consolidated basis with other entities provided that such consolidated financial statements and tax returns indicate the separate existence of Borrower and its assets and liabilities). Borrower shall maintain its books, records, resolutions and agreements as official records.

          (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower, any Guarantor or any Affiliate of any constituent party or Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks.

          (j) Borrower is adequately capitalized and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (k) Borrower shall not seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of Borrower.

          (l) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, any Guarantor, or any Affiliate of any constituent party or Guarantor, or any other Person.

          (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, any Guarantor, or any Affiliate of any constituent party or Guarantor, or any other Person.

          (n) Borrower does not and will not guarantee, become obligated for, pledge its assets as security for, or hold itself out to be responsible for the debts or obligations of any other Person or the decisions or actions respecting the daily business or affairs of any other Person, except pursuant to the Guaranty of Payment.

          (o) If Borrower is a limited partnership or a limited liability company, the general partner or managing member (the "SPC ENTITY") shall be a corporation whose sole asset is its interest in Borrower and the SPC Entity will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this Section 3.1.40 as if such representation, warranty or covenant was made directly by such SPC Entity.

          (p) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of the SPC Entity who shall not have been at the time of such individual's appointment, and shall not be at any time while serving as a director of the SPC Entity and has not been at any time during the preceding five (5) years (i) a shareholder of, or an officer, director (with the exception of serving as the Independent Director of the SPC Entity), attorney, counsel, partner or employee of, Borrower, the SPC Entity or any Affiliate of either of them, (ii) a customer of, or supplier to, Borrower, the SPC Entity or any Affiliate of either of them,
(iii) a Person controlling or under common control with any such shareholder, partner, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, employee, supplier or customer. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (1) an individual that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director of the SPC Entity if such individual, at or prior to the time of initial appointment, or at any time while serving as an Independent Director of the SPC Entity, (i) is an Independent Director of a "special purpose entity" affiliated with the Borrower or the SPC Entity (for purposes of this paragraph, a "special purpose entity" is an entity whose organizational documents contain restrictions on its activities and impose requirements intended to preserve the Borrower's and the SPC Entity's separateness that are substantially similar to those of the Borrower or the SPC Entity, as applicable, and provided, inter alia, that it (a) is organized for the limited purpose of owning and operating one or more properties or being an owner of one or more other entities that are so organized; (b) has restrictions on its ability to incur indebtedness, dissolve, liquidate, consolidate, merge and/or sell assets;
(c) may not file voluntarily a bankruptcy petition on its own behalf or on behalf of an entity in which it has an ownership interest without the consent of its independent director; and (d) shall conduct itself and cause any entity in which it has an ownership interest to conduct itself in accordance with certain "separateness covenants," including, but not limited to, the maintenance of its and such entity's books, records, bank accounts and assets separate from those of any other person or entity), (ii) makes retail purchases of vehicles from dealerships that are affiliates of the SPC Entity or Borrower, or (iii) is employed by a company that provides independent director services to corporations, which company (either directly or through an affiliated entity) provides corporate registration or other services to the SPC Entity, the Borrower or any affiliate of either of them, and (2) the SPC Entity shall be entitled to pay reasonable fees to the Independent Director for his or her services as a director of the SPC Entity.

          (q) Borrower shall not cause or permit the board of directors of the SPC Entity to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires a vote of the board of directors of the SPC Entity unless at the time of such action there shall be at least one member who is an Independent Director.

          (r) Borrower shall allocate fairly and reasonably overhead expenses, if any, that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate.

          (s) Borrower shall pay its own liabilities and expenses, including, without limitation, the salaries of its own employees, if any, out of its own funds and assets and maintain a sufficient number of employees if any are required in light of its contemplated business operations.

          (t) All of the assumptions made in that certain substantive non-consolidation opinion letter dated the date hereof, delivered by Shaw, Pittman, Potts & Trowbridge in connection with the Loan and any subsequent non-consolidation opinion delivered on behalf of Borrower as required by the terms and conditions of this Agreement (the "INSOLVENCY OPINION"), including, but not limited to, any exhibits attached thereto, are true and correct in all respects. Borrower shall conduct its business so that the assumptions made with respect to Borrower in the Insolvency Opinion shall be true and correct in all respects. Each Person other than Borrower with respect to which an assumption is made in the Insolvency Opinion has complied and will comply with all of the assumptions made with respect to it in the Insolvency Opinion.

          3.1.41  NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE.  All
                  -----------------------------------------------
information submitted by Borrower to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the Properties or the business operations or the financial condition of Borrower except for changes in share price of Guarantor. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

          SECTION 3.2  SURVIVAL OF REPRESENTATIONS.
                       ---------------------------

          Borrower agrees that all of the representations and warranties of Borrower set forth in Section 3.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

          IV.  BORROWER COVENANTS
               ------------------

          SECTION 4.1  AFFIRMATIVE COVENANTS.
                       ---------------------

          From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

          4.1.1  EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE.
                 --------------------------------------------------------
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply in all material respects with all Legal Requirements applicable to it and the Properties. There shall never be committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording any Governmental Authority the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep (or cause to be kept) the Properties in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto. Borrower shall keep the Properties insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement and the Leases.

          4.1.2  TAXES AND OTHER CHARGES.  Borrower shall pay or cause
                 -----------------------
tenants to pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable. Borrower will deliver to Lender annually a statement showing when Taxes and Other Charges are payable with respect to each Individual Property. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid promptly after payment thereof. Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Properties, and shall promptly pay or cause tenants to pay for all utility services provided to the Properties. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (iv) Borrower shall promptly upon final determination thereof pay, or cause to be paid, the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith;
(v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the applicable Individual Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

          4.1.3  LITIGATION.  Borrower shall give prompt written notice to
                 ----------
Lender of any litigation or governmental proceedings pending or threatened against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or any Individual Property.

          4.1.4  ACCESS TO PROPERTIES.  Borrower shall permit agents,
                 --------------------
representatives and employees of Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance notice, subject to the Leases.

          4.1.5  NOTICE OF DEFAULT.  Borrower shall promptly advise Lender
                 -----------------
of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any material Default or Event of Default of which Borrower has knowledge.

          4.1.6  COOPERATE IN LEGAL PROCEEDINGS.  Borrower shall cooperate
                 ------------------------------
fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

          4.1.7  PERFORM LOAN DOCUMENTS.  Borrower shall observe, perform
                 ----------------------
and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under, the Loan Documents executed and delivered by, or applicable to, Borrower.

          4.1.8  INSURANCE BENEFITS.  Borrower shall cooperate with Lender
                 ------------------
in obtaining for Lender the benefits of any proceeds of the Policies lawfully or equitably payable in connection with any Individual Property, subject to the rights of tenants under Permitted Leases, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting any Individual Property or any part thereof) out of such insurance proceeds.

          4.1.9   INTENTIONALLY DELETED.
                  ---------------------

          4.1.10  FINANCIAL REPORTING.
                  -------------------

          (a) Borrower will maintain full and accurate books of accounts and other records reflecting the results of the operations of the Properties and will furnish to Lender on or before forty-five (45) days after the end of each calendar quarter the following items, each certified by Borrower as being true and correct: a written statement (rent roll) for the Properties dated as of the last day of each such calendar quarter identifying each of the Leases by the term, space occupied, rental required to be paid, security deposit paid, any rental concessions, and identifying any defaults or payment delinquencies thereunder. Within one hundred twenty (120) days following the end of each calendar year, Borrower shall furnish statements of its financial affairs and condition including a balance sheet and a statement of profit and loss for Borrower in such detail as Lender may request, and setting forth the financial condition and the income and expenses for the Properties for the immediately preceding calendar year, which statements shall be prepared by Borrower. Borrower's annual financial statements shall be the consolidating financial statements of Guarantor, showing a balance sheet and an income statement for Borrower, all audited by a "Big Five" accounting firm or other independent certified public account acceptable to Lender. Each such annual financial statement shall be prepared in accordance with GAAP. At any time and from time to time Borrower shall deliver to Lender or its agents such other financial data as Lender or its agents shall reasonably request with respect to the ownership, maintenance, use and operation of the Properties.

          (b) For the purposes of this Agreement, the following terms shall have the following meanings:

                  (i) The term "NET OPERATING INCOME" shall mean the amount, as determined by Lender, obtained by subtracting Operating Expenses from Gross Income from Operations.

                  (ii) The term "OPERATING EXPENSES" shall mean the total, as determined by Lender, of all expenditures of Borrower, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Properties that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, debt service, capital expenditures, and contributions to the Tax and Insurance Escrow Fund, and any other reserves required under the Loan Documents.

                  (iii) The term "GROSS INCOME FROM OPERATIONS" shall mean the total, as determined by Lender, of all income of Borrower, computed in accordance with GAAP, derived from the ownership and operation of the Properties from whatever source, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other pass-through or reimbursements paid by tenants under the Leases of any nature but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to Borrower from the Tax and Insurance Escrow Fund or any other escrow fund established by the Loan Documents.

                  (c) Lender shall have the right, at any time and from time to time when (i) an Event of Default exists, (ii) a material adverse change in Net Operating Income has occurred or (iii) another event has occurred that has a material adverse effect on the value of an Individual Property as security for payment of the Loan, upon reasonable notice to Borrower and during normal business hours at Borrower's principal place of business, to conduct an inspection or review, at Borrower's expense, of Borrower's books and records. Borrower shall cooperate, and shall cause its agents and employees to cooperate in the conduct of any such inspection or review.

          4.1.11  BUSINESS AND OPERATIONS.  Borrower will continue to engage
                  -----------------------
in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Properties. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for its ownership, maintenance, management and operation of the Properties.

          4.1.12  TITLE TO THE PROPERTIES.  Borrower will warrant and defend
                  -----------------------
(a) the title to each Individual Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Mortgages and the Assignments of Leases on the Properties, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any Individual Property, other than as permitted hereunder, is claimed by another Person.

          4.1.13  COSTS OF ENFORCEMENT.  In the event (a) that any Mortgage
                  --------------------
encumbering any Individual Property is foreclosed in whole or in part or that any such Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to any Mortgage encumbering any Individual Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Lender or

Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

          4.1.14  ESTOPPEL STATEMENT.
                  ------------------

          (a) After request by Lender, Borrower shall within twenty (20) days furnish Lender with a statement, duly acknowledged and certified, setting forth
(i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Applicable Interest Rate of the Note,
(iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          (b) Borrower shall use best efforts to deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Properties in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

          4.1.15  LOAN PROCEEDS.  Borrower shall use the proceeds of the
                  -------------
Loan received by it on the Closing Date only for the purposes set forth in
Section 2.1.4.

          4.1.16  PERFORMANCE BY BORROWER.  Borrower shall in a timely
                  -----------------------
manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender, in its sole discretion.

          4.1.17  INTENTIONALLY DELETED.
                  ---------------------

          4.1.18  LEASING MATTERS. Any Leases with respect to an Individual
                  ---------------
Property written after the date hereof shall be approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed. Upon request, Borrower shall furnish Lender with executed copies of all Leases. All renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates, subject to the existing Leases. All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially affect Lender's rights under the Loan Documents. All Leases executed after the date hereof shall provide that they are subordinate to the Mortgage encumbering the applicable Individual Property and that the lessee agrees to attorn to Lender or any purchaser at a sale by foreclosure or power of sale. If Lender shall approve any Lease covering an entire Individual Property, Lender shall, at the request of Borrower, enter into an Estoppel Certificate, Subordination, Nondisturbance and Attornment Agreement in the form attached as Schedule III hereunder with the tenant thereunder.
                        ------------
Borrower (a) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (b) shall not amend or modify in any material respect, or terminate, any Lease without the written consent of Lender; (c) shall not collect any of the rents more than one (1) month in advance (other than security deposits); (d) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); and (v) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require. Lender shall use good faith efforts to respond to any request for approval hereunder within fifteen (15) days of receipt thereof. For the purpose of this section, without limiting the generality of the foregoing, any extension of the term of a Lease that does not reduce the rent payable thereunder shall be deemed not to be material and any amendment or modification of a Lease that reduces the term of a Lease or the rent payable thereunder shall be deemed to be material.

          4.1.19  ALTERATIONS.  Borrower shall obtain Lender's prior written
                  -----------
consent to any alterations to any Improvements. Notwithstanding the foregoing, Lender's consent shall not be required in connection with any alterations (a) permitted to be made by tenants under Permitted Leases, or (b) that will not have a material adverse effect on Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income.

          4.1.20  INTENTIONALLY DELETED.
                  ---------------------

          4.1.21  FURTHER ACTS, ETC.  Borrower will, at the cost of
                  ------------------
Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby deeded, mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements or other instruments, to evidence more effectively the security interest of Lender in the Properties. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower will, at the cost of Borrower and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of or the Properties. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including, without limitation, such rights and remedies available to Lender pursuant to this section.

          4.1.22  PERFORMANCE OF OTHER AGREEMENTS.  Borrower shall observe
                  -------------------------------
and perform in all material respects each and every term to be observed or performed by Borrower pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Properties.

          4.1.23  RECORDING OF MORTGAGES, ETC. Borrower forthwith upon the
                  ----------------------------
execution and delivery of this Agreement and thereafter, from time to time, will cause the Mortgages, and any security instrument creating a lien or security interest or evidencing the lien thereof upon the Properties and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest upon, and the interest of Lender in, the Properties. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of the Mortgages, any Mortgages supplemental thereto, any security instrument with respect to the Properties and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Mortgages, any Mortgages supplemental thereto, any security instrument with respect to the Properties or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of the Mortgages.

          4.1.24  HANDICAPPED ACCESS.
                  ------------------

          (a) Borrower agrees that the Properties shall at all times strictly comply in all material respects to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 (if applicable), all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "ACCESS LAWS").

          (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Properties, Borrower shall not alter the Properties in any manner which would materially increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants, except as otherwise permitted in the Permitted Leases without Borrower's consent. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Lender. Lender shall use good faith efforts to respond to any request for approval hereunder within fifteen (15) days of receipt thereof.

          (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to material violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

          SECTION 4.2  NEGATIVE COVENANTS.
                       ------------------

          From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

          4.2.1  OPERATION OF PROPERTY. Borrower shall not, without the
                 ---------------------
prior consent of Lender, which consent shall not be unreasonably withheld, terminate, cancel, modify, extend, replace or enter into any management agreement with respect to the Properties; provided that if Borrower shall have
                                          -------- ----
entered into a management agreement with an Affiliate of Borrower, Borrower may elect to terminate such management agreement and self-manage the applicable Individual Property without Lender's consent. If at any time Lender consents to the appointment of a new Manager, such new Manager and Borrower shall, as a condition of Lender's consent, execute an Assignment of Management Agreement in the form then used by Lender.

          4.2.2  LIENS. Borrower shall not, without the prior written consent
                 -----
of Lender, in its sole discretion, create, incur, assume or suffer to exist any Lien on any portion of any Individual Property or permit any such action to be taken, except:

          (i)    Permitted Encumbrances;

          (ii)   Liens created by or permitted pursuant to the Loan Documents;
                 and

          (iii)  Liens for Taxes or Other Charges not yet delinquent.

          4.2.3  DISSOLUTION OF THE SPC ENTITY.  Borrower shall not cause,
                 -----------------------------
permit or suffer the SPC Entity to dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the SPC Entity would be dissolved, wound up or liquidated in whole or in part.

          4.2.4  CHANGE IN BUSINESS. Borrower shall not enter into any line
                 ------------------
of business other than the ownership and operation of the Properties, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          4.2.5  DEBT CANCELLATION. Borrower shall not cancel or otherwise
                 -----------------
forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

          4.2.6  AFFILIATE TRANSACTIONS. Borrower shall not enter into, or
                 ----------------------
be a party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

          4.2.7  ZONING. Borrower shall not initiate or consent to any
                 ------
zoning reclassification of any portion of any Individual Property or use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender, in its sole discretion. Borrower shall not seek any variance under any existing zoning ordinance, other than commercially reasonable variances sought in connection with the expansion of the Improvements on any Individual Property or the use thereof, without Lender's consent, in its sole discretion.

          4.2.8  ASSETS. Borrower shall not purchase or own any properties
                 ------
other than the Properties and incidental personal property necessary for the ownership or operation of the Properties.

          4.2.9  DEBT. Borrower shall not create, incur or assume any
                 ----
Indebtedness other than the Debt except to the extent expressly permitted hereby.

          4.2.10 NO JOINT ASSESSMENT. Borrower shall not suffer, permit or
                 -------------------
initiate the joint assessment of any Individual Property with (a) any other real property constituting a tax lot separate from such Individual Property (other than another Individual Property), or (b) any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property.

          4.2.11 PRINCIPAL PLACE OF BUSINESS; NAME. Borrower shall not
                 ---------------------------------
change its principal place of business or name set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

          4.2.12 ERISA. (a) Borrower shall not engage in any transaction
                 -----
which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

          (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (i) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

          (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. (S)2510.3-101(b)(2);

          (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. (S)2510.3-101(f)(2); or

          (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. (S)2510.3-101(c) or (e).

          4.2.13  EASEMENTS. Without the prior written consent of Lender,
                  ---------
Borrower shall not enter into any easement or other agreement granting rights in or restricting the use or development of the Properties, other than public utility easements.

          4.2.14  MAINTENANCE AND USE OF PROPERTY. Borrower shall cause the
                  -------------------------------
Properties to be maintained in a materially good and safe condition and repair. Except as provided herein, the Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Lender (except as permitted under Permitted Leases without Borrower's consent). Borrower shall, or shall cause the applicable tenant to promptly comply with all laws, orders and ordinances affecting the Properties, or the use thereof. Borrower shall, or shall cause the applicable tenant to, promptly repair, replace or rebuild any part of any Individual Property that is destroyed by any casualty (subject to the provisions of Section 5.2(a)), or becomes materially damaged, worn or dilapidated or that is affected by any proceeding of the character referred to in Section 5.3 hereof and shall complete and pay for any structure at any time in the process of construction or repair on such Individual Property. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Properties or any part thereof. If under applicable zoning provisions the use of all or any portion of any Individual Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender, in its sole discretion. Borrower shall not (i) change the use of the Properties from that permitted under the Permitted Leases, (ii) permit or suffer to occur any waste on or to the Properties or to any portion thereof or (iii) take any steps whatsoever to convert the Properties, or any portion thereof, to a condominium or cooperative form of management. Borrower will not install or permit to be installed on the Properties any underground storage tank except in strict compliance with all applicable Environmental Laws.

          V.  INSURANCE; CASUALTY; CONDEMNATION
              ---------------------------------

          SECTION 5.1  INSURANCE.
                       ---------

          (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the entire term of this Loan Agreement (the "TERM") policies of insurance against loss or damage by fire, lightning and such other perils as are included in a standard "all-risk" endorsement, and against loss or damage by all other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greatest of (i) the then full replacement cost of the Improvements and Equipment, without deduction for physical depreciation and (ii) such amount that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation, and shall have a deductible no greater than $25,000.00 unless so agreed by Lender.

          (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the Term with respect to each Individual Property the following policies of insurance:

              (i) Flood insurance if any part of any material part of Improvements on any Individual Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the outstanding principal amount of the Loan or the maximum limit of coverage available with respect to the Improvements and Equipment under said Program, whichever is less.

              (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $2,000,000 and $5,000,000 in the aggregate for any policy year. In addition, at least $5,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fee incurred in connection with the ownership, operation and maintenance of the Individual Property.

              (iii) Rental loss and/or business interruption insurance in an amount equal to the greater of (A) estimated gross revenues for twenty-four (24) months from the operations of such Individual Property or (B) the projected operating expenses (including debt service) for twenty-four (24) months for the maintenance and operation of such Individual Property. The amount of such insurance shall be increased from time to time during the Term as and when new Leases and renewal Leases are entered into and the Rents increase or the estimate of (or the actual) gross revenue, as may be applicable, increases.

              (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), to the extent that such items now or hereafter exist upon such Individual Property, in an amount at least equal to the outstanding principal amount of the Note or $2,000,000, whichever is less.

              (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any Governmental Authority or Legal Requirement.

              (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Individual Property insuring against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

              (vii) Ordinance or law coverage to compensate for the cost of demolition and the increased cost of construction.

              (viii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

          (c) All policies of insurance (the "POLICIES") required pursuant to this paragraph: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Individual Property is located, with a claims paying ability rating of "AA" or better by Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc.; (ii) shall name Lender and its successors and/or assigns as their interest may appear as the Lender/mortgagee; (iii) shall contain a non-contributory standard mortgagee clause and a lender's loss payable endorsement or their equivalents, naming Lender as the Person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender; (vi) shall be assigned and, upon Lender's request, the originals delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay or cause tenants to pay the premiums for such Policies (the "INSURANCE PREMIUMS") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender. If Borrower does not furnish such evidence and receipts prior to the final expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices.

          (d) Lender acknowledges that it has approved the evidence of insurance delivered to Lender in connection with the origination of the Loan as satisfying the requirements of this Section 5.1.

          SECTION 5.2  CASUALTY.
                       --------

          (a) If an Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (an "INSURED CASUALTY"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of an Insured Casualty, Borrower, shall promptly (or shall promptly cause the tenant to) proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law; provided that
                                                                   -------- ----
if Lender shall not make the proceeds of any insurance received by Lender available to reimburse Borrower for the costs of such restoration, repair, replacement or rebuilding, Borrower shall not be required to perform such restoration, repair, replacement or rebuilding, provided further that Borrower
                                                -------- -------
shall take at its own expense such steps as may be reasonably required to put and maintain the Improvements in a safe and secure condition. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

          (b) In case of loss or damages covered by any of the Policies, the following provisions shall apply:

              (i) In the event of an Insured Casualty that does not exceed the lesser of (a) $250,000.00 or (b) ten percent (10%) of the Release Amount for the applicable Individual Property, Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss; provided that such adjustment is carried out in a competent and timely manner. In such case, Borrower is hereby authorized to collect and receipt for any such insurance proceeds.

              (ii)  In the event an Insured Casualty shall exceed the lesser of
(a) $250,000.00 or (b) ten percent (10%) of the Release Amount for the applicable Individual Property, then and in that event, Lender may settle and adjust any claim without the consent of Borrower and agree with the insurance company or companies on the amount to be paid on the loss and the proceeds of any such policy shall be due and payable solely to Lender and held in escrow by Lender in accordance with the terms of this Loan Agreement.

              (iii) In the event of an Insured Casualty where the loss is in an aggregate amount less than twenty-five percent (25%) of the Release Amount for the applicable Individual Property, and if, in the reasonable judgment of Lender, the Individual Property can be restored within twelve (12) months and prior to the Maturity Date to an economic unit not materially less valuable (including an assessment of the impact of the termination of any Leases due to such Insured Casualty) and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the outstanding balance of the Debt, then, if no Event of Default (as hereinafter defined) shall have occurred and be then continuing, the proceeds of insurance (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Individual Property or part thereof subject to the Insured Casualty, in the manner set forth below. Borrower hereby covenants and agrees to commence and diligently prosecute, or cause the applicable tenant to commence and diligently prosecute, such restoring, repairing, replacing or rebuilding; provided always, that Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof.

          (iv) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Individual Property or part thereof subject to the Insured Casualty, in the manner set forth below. Any such application to the Debt shall be without any prepayment consideration except that if an Event of Default has occurred, then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.4 hereof if a Defeasance Note in the amount so prepaid was to be entered into by Borrower and any amount then payable under the last sentence of Section 2.3.3. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments.

          (v) In the event Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (1) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (2) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding, and (3) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other reasonable evidences of cost, payment and performance as Lender may reasonably require and approve. Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to any party entitled thereto.

          (vi) Notwithstanding anything to the contrary contained herein, if any Permitted Lease shall obligate the tenant thereunder to repair, restore or rebuild the affected Individual Property after the occurrence of an Insured Casualty and requires that insurance proceeds be made available for such repair, restoration or rebuilding, Lender shall make such proceeds available as required under such Permitted Lease, subject only to the conditions set forth in such Permitted Lease and the conditions set forth in the first sentence of Section 5.2(b)(v) above.

          SECTION 5.3  CONDEMNATION.
                       ------------

          (a) Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower shall, or shall promptly cause the tenant to, proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with applicable law; provided
                                                                    --------
that if Lender shall not make the proceeds of any Award received by Lender
----
available to reimburse Borrower or tenant for the costs of such restoration, repair, replacement or rebuilding, Borrower shall not be required to perform such restoration, repair, replacement or rebuilding, provided further that
                                                     -------- -------
Borrower shall take at its own expense such steps as may be reasonably required to put and maintain the Improvements in a safe and secure condition.

          (b) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment ("AWARD") for any taking accomplished through a Condemnation (a "TAKING") and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Loan Agreement. Notwithstanding any Taking by any public or quasi-public authority (including, without limitation, any transfer made in lieu of or in anticipation of such a Taking), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in this Loan Agreement and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender.

          (c) In the event of any Condemnation where the Award is in an aggregate amount less than the lesser of (i) $250,000.00 or (ii) ten percent (10%) of Release Amount for the applicable Individual Property outstanding original principal balance of the Note, and if, in the reasonable judgment of Lender, the Individual Property can be restored within twelve (12) months and prior to the Maturity Date to an economic unit not less valuable (including an assessment of the impact of the termination of any Leases due to such Condemnation) and not less useful than the same was prior to the Condemnation, and after such restoration will adequately secure the outstanding balance of the Debt, then, if no Event of Default shall have occurred and be then continuing, the proceeds of the Award (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Individual Property or part thereof subject to Condemnation, in the manner set forth below. Borrower hereby covenants and agrees to commence and diligently prosecute, or cause the applicable tenant to commence and diligently prosecute, such restoring, repairing, replacing or rebuilding; provided always, that Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the Award made available pursuant to the terms hereof.

          (d) Except as otherwise provided herein, the Award collected upon any Condemnation shall, at the sole discretion of Lender, be applied to the payment of the Debt or to the reimbursement of Borrower for the cost of restoring, repairing, replacing or rebuilding the Individual Property or part thereof subject to the Condemnation, in the manner set forth below. Any such application to the Debt shall be without any prepayment consideration except that if an Event of Default has occurred then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.4 hereof if a Defeasance Note in the amount so prepaid was to be entered into by Borrower and any amount then payable under the last sentence of Section 2.3.3. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments. If the Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of said Award sufficient to pay the Debt.

          (e) In the event Borrower is entitled to reimbursement out of the Award received by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (1) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding resulting from such condemnation, (2) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of the Award to complete the proposed restoration, repair, replacement and rebuilding, and (3) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of costs, payment and performance as Lender may reasonably require and approve; and Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of the Award shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the costs of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien. Any surplus which may remain out of the Award received by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt.

          (f) Notwithstanding anything to the contrary contained herein, if any Permitted Lease shall obligate the tenant thereunder to repair, restore or rebuild the affected Individual Property after the occurrence of a Condemnation and requires that the Award be made available for such repair, restoration or rebuilding, Lender shall make such Award available as required under such Permitted Lease, subject only to the conditions set forth in such Permitted Lease and the conditions set forth in the first sentence of Section 5.3(e) above.

          VI.  RESERVE FUNDS
               -------------

          SECTION 6.1  TAX AND INSURANCE ESCROW FUND.
                       -----------------------------

          Upon the occurrence of an Impounds Trigger Event, Borrower shall thereafter pay to Lender on each Monthly Payment Date (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE ESCROW FUND"), provided that if the Impounds Trigger Event in question shall consist of a failure of a tenant under a Permitted Lease to make any payment of Taxes or Insurance Premiums in a timely manner as required hereunder, Borrower shall only be required to make deposits to the Tax and Insurance Escrow Fund with respect to Taxes and Insurance payable with respect to the Individual Property subject to such Lease. The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to this Loan Agreement and the Mortgages as and when due, subject to the terms of the Loan Documents. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Properties. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be.

          SECTION 6.2  SECURITY INTEREST.
                       -----------------

          Borrower hereby grants to Lender a first-priority perfected security interest in the Reserve Funds and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Debt. Borrower shall not, without obtaining the prior written consent of Lender, in its sole discretion, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

          VII.   TRANSFER AND ENCUMBRANCE OF PROPERTY
                 ------------------------------------

          SECTION 7.1  TRANSFER AND ENCUMBRANCE OF PROPERTY.
                       ------------------------------------

          (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in owning and operating properties such as the Properties in agreeing to make the Loan, and that Lender will continue to rely on Borrower's ownership of the Properties as a means of maintaining the value of the Properties as security for repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Properties so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Properties. Borrower shall not, without the prior written consent of Lender, in its sole discretion, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Properties or any part thereof, or permit the Properties or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred subject to Permitted Encumbrances.

          (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Article VII shall be deemed to include (i)
                                    -----------
an installment sales agreement wherein Borrower agrees to sell the Properties or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Properties for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if Borrower or any general partner or managing member of Borrower is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation; (iv) if Borrower or any general partner or managing member of Borrower is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, or joint venturer or the transfer of any ownership interest of any general partner, managing partner or joint venturer or the transfer, assignment of pledge of any ownership interest of any general partner, managing partner or joint venturer; (v) if Borrower or any general partner of managing member of Borrower is a limited partnership, the voluntary or involuntary sale, conveyance, transfer or pledge of any limited partnership interests or the creation or issuance of new limited partnership interests; or (vi) if Borrower or any general partner of managing member of Borrower is a limited liability company, the voluntary or involuntary sale, conveyance or transfer of a member's interest. Notwithstanding the foregoing, Lender's consent shall not be required in connection with (A) transfers of up to forty-nine percent (49%) of the stock of any Borrower or any general partner or managing member of Borrower that is a corporation, (B) transfers of limited partnership interests or membership interests (other than any managing member's interest) or (C) a merger or consolidation of Guarantor into or with any other entity, provided that (x) with respect to transfers described in clauses (A) or
(B) above, Guarantor shall retain control of Borrower and the general partner or managing member of Borrower and (y) if any such transfer, merger or consolidation shall result in any entity owning more than forty-nine percent (49%) of the ownership interests in Borrower or any general partner or managing member of Borrower that did not previously hold more than forty-nine percent (49%) of such interests, such transfer shall be conditioned upon delivery to Lender of (I) an Insolvency Opinion with respect to the new structure satisfactory to the Rating Agencies, if such Insolvency Opinion is then required by the Rating Agencies, (II) written confirmation (a "NO DOWNGRADE LETTER") from the Rating Agencies that the transfer will not result in a withdrawal, qualification or downgrade of the Securities issued in connection with the Securitization that are then outstanding. For the purposes of this subparagraph
(b), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

          (c) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Properties without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Properties regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Properties.

          (d) Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Properties shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Properties made in contravention of this paragraph shall be null and void and of no force and effect.

          (e) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by

Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

          (f) Without implying any obligation to grant such consent, where Lender's consent is otherwise required hereunder, Lender's consent to the sale or transfer of the Properties may be conditioned upon consideration of all relevant factors as determined by Lender in its sole discretion including, without limitation, that:

               (i) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

               (ii) the proposed transferee ("TRANSFEREE") shall be a reputable Person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

               (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Properties, and Lender shall be provided with reasonable evidence thereof (and Lender reserves the right to approve the Transferee without approving the substitution of the property manager);

               (iv) Lender shall have recommendations in writing from the Rating Agencies to the effect that such transfer will not result in a requalification, reduction or withdrawal of any rating initially assigned or to be assigned in a Securitization;

               (v) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance acceptable to Lender, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Agreement and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender; and

               (vi) Lender shall have received the payment of an assumption fee equal to one percent (1%) of the then outstanding principal balance of the Note and payment of all costs and expenses incurred by Lender in connection with such assumption (including reasonable attorneys' fees and costs).

          VIII.  DEFAULTS
                 --------

          SECTION 8.1  EVENT OF DEFAULT.
                       ----------------

          The Debt shall become immediately due and payable at the option of Lender upon the happening of any one or more of the following events of default (each, an "EVENT OF DEFAULT"):

          (a) if any portion of the Debt is not paid on or before the date on which such payment is due, subject to any grace period set forth in the Note with respect to payments of Debt Service under the Note;

          (b) subject to Borrower's right to contest as provided herein, if any of the Taxes or Other Charges are not paid prior to the tenth (10th) day after the date on which such Taxes or Other Charges become delinquent;

          (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

          (d) if Borrower transfers or encumbers any portion of the Properties without Lender's prior written consent;

          (e) if any representation or warranty of Borrower or of any Guarantor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (f) if Borrower or any Guarantor shall make an assignment for the benefit of creditors or if Borrower or Guarantor shall generally not be paying its debts as they become due;

          (g) if a receiver, liquidator or trustee of Borrower or of any Guarantor shall be appointed or if Borrower or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any Guarantor or if any proceeding for the dissolution or liquidation of Borrower or of any Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or such Guarantor, upon the same not being discharged, stayed or dismissed within ninety (90) days;

          (h) if Borrower shall be in default under the Junior Mortgage, any other loan agreement or security agreement covering any part of the Properties whether it be superior or junior in lien to this Loan Agreement;

          (i) subject to Borrower's right to contest as provided herein, if the Properties becomes subject to any mechanic's, materialman's or other lien and such lien is not removed of record within forty-five (45) days of the filing or recording of such lien (except a lien for local real estate taxes and assessments not then due and payable) or otherwise insured over to Lender's satisfaction;

          (j) if Borrower fails to cure properly any material violations of laws or ordinances affecting or which may be interpreted to affect the Properties within thirty (30) days after Borrower first receives notice of any such violations, provided that, if such violations are susceptible to cure but cannot reasonably be cured within such thirty (30) day period, so long as Borrower is diligently seeking to cure such violations, such thirty (30) day period shall be extended for such period, not to exceed one hundred twenty (120) days after such notice, as shall be reasonably necessary to cure such violations;

          (k) except as permitted in this Loan Agreement, the material alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

          (l) if Borrower shall continue to be in default under any term, covenant, or provision of the Note or any of the other Loan Documents, beyond applicable cure periods contained in those documents;

          (m) if Borrower fails to cure a default under any other term, covenant or provision of this Loan Agreement within thirty (30) days after Borrower (i) first receives notice of any such default or (ii) an officer of Borrower or Guarantor becomes aware of such default, and ; provided, however, if such default is reasonably susceptible of cure, but not within such thirty (30) day period, then Borrower may be permitted up to an additional one hundred twenty (120) days to cure such default provided that Borrower diligently and continuously pursues such cure;

          (n) if Borrower or any SPC Entity shall fail to comply with the provisions of its organization agreement, articles or certificate of incorporation, partnership agreement or any other governing document in any manner that would affect its status as a single-purpose, bankruptcy-remote entity without Lender's prior written consent;

          (o) if any SPC Entity shall amend, modify or otherwise change its organizational documents in any manner that would affect its status as a single-purpose, bankruptcy-remote entity without Lender's prior written consent;

          (p) if the board of directors of the SPC Entity shall take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires a vote of the board of directors of the SPC Entity at a time when there is not at least one member of such board of directors who is an Independent Director;

          (q) if the SPC Entity shall dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the SPC Entity would be dissolved, wound up or liquidated in whole or in part;

          (r) if any interest in Borrower, direct or indirect, shall be transferred except as permitted under Section 7.1;

          (s) if without Lender's prior written consent, except as permitted hereunder, the Management Agreement is terminated, (ii) the ownership, management or control of Manager is transferred, unless the applicable Management Agreement is terminated or replaced as provided hereunder, (iii) there is a material change in the Management Agreement, or (iv) if there shall be a material default by Borrower under the Management Agreement; or

          (t) if any of the assumptions contained in any substantive non-consolidation opinion, delivered to Lender by Borrower's counsel in connection with the Loan or otherwise hereunder including, but not limited to, any exhibits attached thereto, were not true and correct as of the date of such opinion or thereafter became untrue or incorrect in any respect.

          SECTION 8.2  REMEDIES.
                       --------

          (a) Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and upon notice to Borrower (or without notice to or demand on Borrower if an Event of Default shall have occurred or Lender deems an emergency to have occurred with respect to Borrower or an Individual Property) and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Properties, subject to the Permitted Leases, for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Properties or to foreclose this Agreement or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Agreement and the other Loan Documents and shall be due and payable to Lender upon demand.

          (b) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Properties by Lender itself or through a trustee or otherwise, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

               (i)   declare the entire Debt to be immediately due and payable;

               (ii) institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of the Mortgages in which case the Properties or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

               (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of the Mortgages for the portion of the Debt then due and payable, subject to the continuing lien of the Mortgages for the balance of the Debt not then due;

               (iv) sell for cash or upon credit the Properties or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

               (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, or in any of the other Loan Documents;

               (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Agreement;

               (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Properties, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor or of any Person liable for the payment of the Debt;

               (viii) enforce Lender's interest in the Leases and Rents and enter into or upon the Properties, subject to the Permitted Leases, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Properties and conduct the business thereat; (B) complete any construction on the Properties in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Properties; (D) exercise all rights and powers of Borrower with respect to the Properties, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; and (E) apply the receipts from the Properties to the payment of Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments insurance and other charges in connection with the Properties, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

               (ix) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Properties occupied by Borrower and require Borrower to vacate and surrender possession to Lender of the Properties or to such receiver and, in default thereof, evict Borrower by summary proceedings or otherwise; or

               (x) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code including without limitation the right to receive and/or establish a lock box for all Rents proceeds from the Intangibles (as defined in the Mortgage) and any other receivables or rights to payments of Borrower relating to the Properties.

In the event of a sale, by foreclosure or otherwise, of less than all of the Properties, this Agreement shall continue as a lien on the remaining portion of the Properties.

          (c) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Lender under this Agreement, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper, subject to the applicable law.

          (d) Lender or any trustee may adjourn from time to time any sale by it to be made under or by virtue of this Agreement by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender or any trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (e) Upon the completion of any sale or sales pursuant to the Mortgages, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender and any trustee are hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Properties and rights so sold and for that purpose Lender and any trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more Persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

          (f) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Properties or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Agreement.

          (g) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Properties or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Agreement upon the Properties or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

          (h) Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this paragraph at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

          (i) Lender or trustee may resort to any remedies and the security given by the Note, this Agreement or the Loan Documents in whole or in part, and in such portions and in such order as determined by Lender's sole discretion.
No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Agreement or any of the other Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, this Agreement or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Agreement or the other Loan Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower's liability to pay such obligation. No sale of all or any portion of the Properties, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender or trustee to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Properties or the liability of Borrower to pay the Debt. No waiver by Lender or trustee shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender in exercising the rights and remedies under this Section 8.2 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, with interest at the Default Rate for the period after notice from Lender and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Agreement.

          (j) The interests and rights of Lender under the Note, this Agreement or in any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Properties or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, Guarantor or surety of any of the Debt.

          (k) With respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances:
(i) in the event Borrower defaults
beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the unforeclosed Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

          (l) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until fifteen (15) days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

          SECTION 8.3  REMEDIES CUMULATIVE; WAIVERS.
                       ----------------------------

          The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

          IX.  ENVIRONMENTAL PROVISIONS
               ------------------------

          SECTION 9.1  HAZARDOUS SUBSTANCES.
                       --------------------

          Borrower hereby represents and warrants to Lender that, to the best of Borrower's knowledge after due inquiry and investigation, except as disclosed in the Phase I Reports, in all material respects: (a) each Individual Property is not in violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state super-lien and environmental clean-up statutes and all rules and regulations adopted in respect to the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter (collectively, "ENVIRONMENTAL LAWS"); (b) no Individual Property is subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "HAZARDOUS SUBSTANCES"); (c) no Hazardous Substances are or have been (including the period prior to Borrower's acquisition of each Individual Property) discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from each Individual Property other than in compliance with all Environmental Laws; and (d) no Hazardous Substances other than Permitted Materials are present in, on or under any nearby real property which could migrate to or otherwise affect each Individual Property. So long as Borrower owns or is in possession of each Individual Property, Borrower (i) shall keep or cause each Individual Property to be kept free from Hazardous Substances other than Permitted Materials and in compliance with all Environmental Laws, (ii) shall promptly notify Lender if Borrower shall become aware of any Hazardous Substances other than Permitted Materials on or near each Individual Property and/or if Borrower shall become aware that each Individual Property is in direct or indirect violation of any Environmental Laws and/or if Borrower shall become aware of any condition on or near each Individual Property which shall pose a threat to the health, safety or welfare of humans, and (iii) Borrower shall remove or cause removal of such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be reasonably required by Lender in accordance with reasonable commercial lending standards and practices in the case of removal which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified consultant engaged by Lender ("LENDER'S CONSULTANT")), promptly after Borrower becomes aware of same, at Borrower's sole expense. Notwithstanding anything to the contrary in this paragraph, Borrower and its tenants may use and store Hazardous Substances at each Individual Property if such use or storage is in connection with the ordinary operation, cleaning and maintenance of each Individual Property so long as such use and storage (A) does not violate any applicable Environmental Laws and (B) does not violate any specific recommendations in the Phase I Reports. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Borrower under this Section
9.1 shall survive any termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including, without limitation, the acquisition of each Individual Property by foreclosure or a conveyance in lieu of foreclosure.

          SECTION 9.2  ASBESTOS.
                       --------

          Borrower represents and warrants that, to the best of Borrower's knowledge, after due inquiry and investigation, no asbestos or any substance or material containing asbestos ("ASBESTOS") is located on each Individual Property except as may have been disclosed in the Phase I Reports delivered to Lender in connection with the Loan. Borrower shall not install Asbestos in any Individual Property and, upon discovery of any Asbestos in any Individual Property, shall, at Borrower's sole expense, cause an operations and maintenance program satisfactory to Lender to be established with respect to such Asbestos. Borrower shall in all instances comply with, and ensure compliance by all occupants of each Individual Property with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep each Individual Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on any Individual Property, Borrower shall immediately notify Lender. The obligations and liabilities of Borrower under this Section 9.1 shall survive any termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of any Individual Property by foreclosure or a conveyance in lieu of foreclosure.

          SECTION 9.3  ENVIRONMENTAL MONITORING.
                       ------------------------

          Borrower shall give prompt written notices to Lender of any of the following: (a) any proceeding or official inquiry by any party with respect to the presence of any Hazardous Substance or Asbestos on, under, from or about any Individual Property, (b) all claims made or threatened by any third party against Borrower or any Individual Property relating to any loss or injury resulting from any Hazardous Substance or Asbestos, and (c) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Individual Property that could cause such Individual Property to be subject to any official investigation or cleanup pursuant to any Environmental Law. Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to any Individual Property in connection with any Environmental Law or Hazardous Substance, and Borrower shall pay all attorneys' fees and disbursements incurred by Lender in connection therewith. Upon Lender's request, at any time and from time to time while this Agreement is in effect, when (x) Lender has determined (in the exercise of its good faith judgment) that reasonable cause exists for the performance of an environmental inspection or audit of any Individual Property or Properties or (y) an Event of Default exists, Borrower shall provide at Borrower's sole expense, (i) an inspection or audit of each such Individual Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of Hazardous Substances on, in or near each such Individual Property, and (ii) an inspection or audit of such Individual Property prepared by a duly qualified engineering or consulting firm approved by Lender, indicating the presence or absence of Asbestos on the Each Individual Property. If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to each Individual Property and a license to undertake such inspection or audit. The cost of such inspection or audit to be paid by Borrower may be added to the Debt and shall bear interest thereafter until paid at the Default Rate. In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for Asbestos or any Hazardous Substance, Borrower shall cause such operations and maintenance plan to be prepared and implemented at Borrower's expense upon request of Lender. In the event that any investigation, site monitoring, containment cleanup, removal, restoration, or other work of any kind is reasonably necessary under an applicable Environmental Law (the "REMEDIAL WORK"), Borrower shall promptly commence and thereafter diligently prosecute, or cause tenant to commence and thereafter diligently prosecute, to completion all such Remedial Work after written demand by Lender for performance thereof. All Remedial Work shall be performed by contractors approved in advance by Lender, and under the supervision of a consulting engineer approved by Lender. All costs and expenses of such Remedial Work shall be paid by Borrower including, without limitation, Lender's reasonable attorneys' fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, may be added to the Debt and shall bear interest thereafter until paid at the Default Rate.

          SECTION 9.4  ENVIRONMENTAL INDEMNIFICATION.
                       -----------------------------

          Borrowers shall protect, indemnify, and hold harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fee and disbursements), imposed upon or incurred by or asserted against Lender by reason of (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from or affecting the Properties; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos; and (d) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses.

          SECTION 9.5  ENVIRONMENTAL COMPLIANCE.
                       ------------------------

          Borrower shall, within six (6) months of the date hereof (or such longer time as may reasonably be required to complete the same with diligent effort by Borrower, in light of the Legal Requirements and Governmental Authorities involved), deliver evidence reasonably satisfactory to Lender establishing that Borrower has performed and paid for the work set forth on
Schedule IV attached hereto in accordance with all Environmental Laws.
-----------

          X.  SPECIAL PROVISIONS
              ------------------

          SECTION 10.1  SALE OF NOTES AND SECURITIZATION.
                        --------------------------------

          At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall reasonably cooperate with Lender, at Lender's expense, in connection with satisfying reasonable requirements of Lender or the Rating Agencies in connection with the sale of the Note or participations therein or the securitization (such sale and/or securitization, the "SECURITIZATION") of rated single or multi-class securities (the "SECURITIES") secured by or evidencing ownership interests in the Note and the Mortgages by:

          (a) (i) providing such financial and other information with respect to the Properties, Borrower and Manager (the "PROVIDED INFORMATION") and (ii) at Lender's expense (except to the extent that Borrower is otherwise responsible for the cost of same pursuant to the terms of this Agreement), performing or permitting or causing to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

          (b) causing counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale and/or lease or any other opinion customary in securitization transactions, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies; and

          (c) executing such amendments to the Loan Documents and organizational documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any Loan Document or organizational document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, (ii) modify or amend any other material economic term of the Loan or (iii) increase Borrower's obligations, or decrease Borrower's rights, under the Loan Documents.

          SECTION 10.2  INTENTIONALLY DELETED.
                        ---------------------

          SECTION 10.3  INTENTIONALLY DELETED.
                        ---------------------

          SECTION 10.4  INDEMNIFICATION.
                        ---------------

          In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), imposed upon or incurred by or asserted against Lender by reason of (a) the execution, delivery or performance of this Agreement or any other Loan Documents, or ownership of the Properties or any interest therein or Mortgages thereon or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Properties or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Agreement or any other Loan Documents; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from, or affecting the Properties; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos; (h) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos; (i) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses; (j) any failure of the Properties to comply with any Access Laws; (k) any representation or warranty made by Borrower in the Note, this Agreement or any of the other Loan Documents (including, for the purposes of this provision, in the Provided Information) being false or misleading in any material respect as of the date such representation or warranty was made; (l) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with the Loan (other than any such entity having dealt with Lender in connection therewith), any Lease or other transaction involving the Properties or any part thereof under any legal requirement or any liability asserted against Lender with respect thereto; and
(m) the claims of any lessee of any or any portion of the Properties or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; provided, however, that Borrower shall not have any
                          --------  -------
obligation to Lender hereunder to the extent that such liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs or expenses arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any amounts payable to Lender by reason of the application of this paragraph shall be secured by this Agreement and the other Loan Documents and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Section 10.4 shall survive and termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Properties by foreclosure or a conveyance in lieu of foreclosure.

          SECTION 10.5  TERMINATION OF MANAGER.
                        ----------------------

          If (a) the amounts evidenced by the Note have been accelerated pursuant to Section 8.1(b) hereof, or (b) Manager shall become insolvent, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates.

          XI.  MISCELLANEOUS
               -------------

          SECTION 11.1  SURVIVAL.
                        --------

          This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

          SECTION 11.2  LENDER'S DISCRETION.
                        -------------------

          Wherever pursuant to this Agreement, Lender exercises any right given to it to consent or not consent or approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent or not consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the reasonable discretion of Lender, except as may be otherwise expressly and specifically provided herein.

          SECTION 11.3  GOVERNING LAW.
                        -------------

          (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

          SECTION 11.4  NO ORAL CHANGE.
                        --------------

          This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          SECTION 11.5  DELAY NOT A WAIVER, NON-WAIVER.
                        ------------------------------

          The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Agreement. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or Guarantor to take any action to foreclose this Agreement or otherwise enforce any of the provisions hereof or of the Note, or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Properties, or of any Person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Agreement or any of the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its sole discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclosure this Agreement. The rights and remedies of Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

          SECTION 11.6  NOTICES.
                        -------

          Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as Borrower or Lender, as the case may be, shall designate in writing, and shall be deemed to be received by the addressee on (i) the day such notice is personally delivered to such addressee, (ii) the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, or (iii) the day following the day on which such notice is delivered to a nationally recognized overnight courier delivery service.

     If to Lender:       Global Alliance Finance Company, L.L.C.
                         31 West 52nd Street
                         17th Floor
                         New York, New York  10019
                         Attention:  Loan Origination Group
     with a copy to:     Cadwalader, Wickersham & Taft
                         100 Maiden Lane
                         New York, New York  10038
                         Attention:  Robert McDonough, Esq.

     If to Borrower:     c/o Capital Automotive REIT
                         1420 Springhill Road
                         Suite 525
                         McLean, Virginia  22102
                         Attention:  Chief Financial Officer

     With a copy to:     c/o Capital Automotive REIT
                         1420 Springhill Road
                         Suite 525
                         McLean, Virginia  22102
                         Attention:  General Counsel

     With a copy to:     Shaw, Pittman, Potts & Trowbridge
                         2300 N Street, N.W.
                         Washington , D.C.  20037-1128
                         Attention:  Richard F. Williamson, Esq.

          SECTION 11.7   TRIAL BY JURY.
                         -------------

          EACH OF BORROWER AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF BORROWER AND LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

          SECTION 11.8   HEADINGS.
                         --------

          The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 11.9   SEVERABILITY.
                         ------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 11.10  PREFERENCES.
                         -----------

          Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          SECTION 11.11  WAIVER OF NOTICE.
                         ----------------

          Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. To the extent permitted by law, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not expressly provide for the giving of notice by Lender to Borrower.


          SECTION 11.12  REMEDIES OF BORROWER.
                         --------------------

          In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          SECTION 11.13  EXPENSES; INDEMNITY.
                         -------------------

          (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Properties); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements;
(iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (iv) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (v) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vi) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (vii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the
             --------  -------
payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender may be paid from any amounts in the Lockbox Account if Borrower has failed to pay the same within ten (10) days of notice thereof.

          (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower
                                               --------  -------
shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

          SECTION 11.14  LIABILITY.
                         ---------

          If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several. Subject to the provisions hereof requiring Lender's consent to any transfer of the Properties, this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          SECTION 11.15  INAPPLICABLE PROVISIONS.
                         -----------------------

          If any term, covenant or condition of the Note or this Agreement is held to be invalid, illegal or unenforceable in any respect, the Note and this Agreement shall be construed without such provision.

          SECTION 11.16  SCHEDULES INCORPORATED.
                         ----------------------

          The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          SECTION 11.17  DUPLICATE ORIGINALS.
                         -------------------

          This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

          SECTION 11.18  OFFSETS, COUNTERCLAIMS AND DEFENSES.
                         -----------------------------------

          Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          SECTION 11.19  LENDER'S CONSENT; NO JOINT VENTURE OR PARTNERSHIP; NO
                         -----------------------------------------------------
THIRD PARTY BENEFICIARIES.
-------------------------

          Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date, and the failure of Lender to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Lender be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Lender pursuant hereto shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Lender a venturer or partner with Borrower nor shall privity of contract be presumed to have been established with any such third party. If Lender deems it to be in its best interest to retain assistance of persons, firms or corporations (including, without limitation, attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Borrower shall reimburse Lender for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

          SECTION 11.20  PUBLICITY.
                         ---------

          All news releases by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Deutsche Bank Securities, Inc. or any of their Affiliates shall be subject to the prior reasonable approval of Lender, provided that Borrower may make public any filings required by law.

          SECTION 11.21  MULTI-PARTY BORROWERS.
                         ---------------------

          If there is more than one party comprising Borrower then the obligations and liabilities of each party under this Agreement shall be joint and several.

          SECTION 11.22  NO FORFEITURE.
                         -------------

          Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower or all or any part of the Properties under any federal or state law for which forfeiture of the Properties or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a potential result, shall, at the election of Lender, constitute an Event of Default hereunder without notice or opportunity to cure.

          SECTION 11.23  BORROWER'S OWN JUDGMENT.
                         -----------------------

          Borrower acknowledges that, with respect to the Loan, Borrower is relying solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Borrower acknowledges that it is represented by competent counsel and has consulted counsel before executing the Loan Documents.

          SECTION 11.24  CROSS-DEFAULT; CROSS-COLLATERALIZATION; WAIVER OF
                         -------------------------------------------------
MARSHALLING OF ASSETS.
---------------------

          (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrower agrees that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note.

          (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.

          (c) Lender may, at Lender's election, elect to "uncross" one or more of the Mortgages such that the provisions of this Section 11.24 shall no longer apply to such Mortgages. Borrower shall cooperate with Lender, at Lender's expense, and execute such documents as may be reasonably requested by Lender in connection with the uncrossing of the Mortgages, including, without limitation, such severances, amendments, restatements and replacements of the Note, this Agreement and the other Loan Documents as Lender may reasonably request.

          SECTION 11.25  WAIVER OF SETOFF AND COUNTERCLAIM.
                         ---------------------------------

          All amounts due under this Agreement, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Borrower hereby waives the right to assert a setoff, counterclaim (other than a mandatory or compulsory counterclaim) or deduction in any action or proceeding in which Lender is a participant, or arising out of or in any way connected with this Agreement, the Note, any of the other Loan Documents, or the Debt.

          SECTION 11.26  ACTIONS AND PROCEEDINGS.
                         -----------------------

          Lender has the right to appear in and defend any action or proceeding brought with respect to the Properties and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its sole discretion, decides should be brought to protect its interest in the Properties. Lender shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

          SECTION 11.27  CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.
                         ---------------------------------------------

          In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

          SECTION 11.28. SERVICER.
                         --------

          At the option of Lender, the Loan may be serviced by a servicer/trustee (the "SERVICER") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "SERVICING AGREEMENT") between Lender and Servicer. Lender shall be responsible for any reasonable set-up fees or any other initial costs relating to or arising under the Servicing Agreement, provided, however, that Lender shall be responsible for payment of the monthly servicing fee due to the Servicer under the Servicing Agreement.

          SECTION 11.29  ASSIGNMENTS.
                         -----------

          Lender shall have the right to assign or transfer its rights under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement.

          SECTION 11.30  BROKERS AND FINANCIAL ADVISORS.
                         ------------------------------

          Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein, except for any such Person having dealt with Lender. The provisions of this Section 11.30 shall survive the
                                           -------------
expiration and termination of this Agreement and the payment of the Debt.

          SECTION 11.31  PRIOR AGREEMENTS.
                         ----------------

          The Loan Documents contain the entire agreement between Borrower and Lender relating to or connected with the Loan. Any other agreements relating to or connected with the Loan not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

          SECTION 11.32  LENDER'S STATEMENT.
                         ------------------

          Not more than twice in any calendar year, Lender, within twenty (20) days after written request by Borrower in connection with a proposed sale of the Properties pursuant to Section 7.1(f), shall issue to Borrower a written statement setting forth the outstanding principal balance of the Loan and the date through which interest has been paid. Such written statement by Lender shall not constitute a waiver of any of Lender's rights under the Loan Documents.

          SECTION 11.33  LIMITED RECOURSE.
                         ----------------

          Notwithstanding anything to the contrary contained herein, the provisions of Paragraph 9 of the Note are incorporated herein as if the same were fully set forth herein.

          SECTION 11.34  OTHER LOANS.
                         -----------

          Borrower has given the Guaranty of Payment, secured by the Junior Deed of Trust, as security for the payment by Affiliates of Borrower, CARS-DB1, L.L.C., CARS-DB3, L.P., and CARS-DB4, L.P. (collectively, the "OTHER BORROWERS"), of certain mortgage loans in the respective principal amounts of $38,050,000, $36,850,000, and $35,430,000 (the "OTHER LOANS") making the Loan cross-collateralized and cross-defaulted with the Other

Loans. The Borrower acknowledges that Lender may wish to "un-cross" the Loan from one or more of the Other Loans by releasing or modifying the Guaranty of Payment and the Junior Deed of Trust. Borrower shall cooperate with Lender, at Lender's expense, and execute such documents as may be reasonably requested by Lender in connection with the un-crossing of the Loan and the Other Loans, including, without limitation, such severances, amendments, restatements and replacements of the Guaranty of Payment and the Junior Deed of Trust as Lender may reasonably request. Borrower shall, if requested by Lender, also cause Borrower's counsel, at Lender's expense, to deliver an Insolvency Opinion reflecting the resulting structure after any such un-crossing of the Loan and the Other Loans and an enforceability opinion with respect to the documents executed by Borrower in connection with such un-crossing.

                        [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              BORROWER:

                              CARS-DB2, L.L.C., a Delaware limited liability company


                              By: CARS-DBSPE2, INC., a Delaware corporation, its
                                  managing member

                                  By:  /s/  John M. Weaver
                                       -----------------------------------
                                       Name:   John M. Weaver
                                       Title:  Vice President, General Counsel,
                                               Secretary

                              LENDER:

                              GLOBAL ALLIANCE FINANCE COMPANY, L.L.C., a
                              Delaware limited liability company

                              By:  /s/  Mark Callahan
                                   --------------------------------------
                                   Name:  Mark Callahan
                                   Title:  Assistant Vice President


                              By:  /s/  Peter Fahey
                                   ---------------------------------------
                                   Name:  Peter Fahey
                                   Title:  Assistant Vice President

                                  SCHEDULE I
                                  ----------

                    PROPERTIES - ALLOCATED RELEASE AMOUNTS

                              (CARS-DB2, L.L.C.)

------------------------------------------------------------------------------------------------------------------------------------
                 PROPERTY                                 CITY               STATE             ALLOCATED RELEASE AMOUNT
                 --------                                 ----               -----             ------------------------
------------------------------------------------------------------------------------------------------------------------------------
                 BEHLMANN
                 --------
------------------------------------------------------------------------------------------------------------------------------------
     1  Behlmann Wholesale*                            Florissant            Missouri          (Included in #3)
------------------------------------------------------------------------------------------------------------------------------------
     2  Behlmann Carnection*                           Florissant            Missouri          (Included in #3)
------------------------------------------------------------------------------------------------------------------------------------
     3  Behlmann Pontiac/GMC*                          Hazelwood             Missouri          $7,120,256
------------------------------------------------------------------------------------------------------------------------------------
                 GOOD NEWS
                 ---------
------------------------------------------------------------------------------------------------------------------------------------
     4  Price Buick-Pontiac                            Salisbury             Maryland          $  847,650
------------------------------------------------------------------------------------------------------------------------------------
     5  Good News Nissan                               Salisbury             Maryland          $  452,080
------------------------------------------------------------------------------------------------------------------------------------
     6  Good News Body Shop                            Salisbury             Maryland          $  621,610
------------------------------------------------------------------------------------------------------------------------------------
     7  Good News Olds/Cadillac/GMC                    Salisbury             Maryland          $  621,610
------------------------------------------------------------------------------------------------------------------------------------
     8  Good News Honda                                Salisbury             Maryland          $  508,590
------------------------------------------------------------------------------------------------------------------------------------
     9  Towne Toyota/Mercedes-Benz                     Salisbury             Maryland          $  508,590
------------------------------------------------------------------------------------------------------------------------------------
    10  Good News Mazda                                Salisbury             Maryland          $  282,550
------------------------------------------------------------------------------------------------------------------------------------
                 KLINE
                 -----
------------------------------------------------------------------------------------------------------------------------------------
    11  Kline Undeveloped Lot**                        Chesapeake            Virginia          (Included in #3)
------------------------------------------------------------------------------------------------------------------------------------
    12  Kline Toyota, Greenbrier/Kline Chevrolet**     Chesapeake            Virginia          $5,142,407
------------------------------------------------------------------------------------------------------------------------------------
                 O'REILLY
                 --------
------------------------------------------------------------------------------------------------------------------------------------
    13  O'Reilly Chevrolet                             Tucson                Arizona           $5,424,957
------------------------------------------------------------------------------------------------------------------------------------
                 POHANKA
                 -------
------------------------------------------------------------------------------------------------------------------------------------
    14  Pohanka Cadillac/Hyundai/Nissan/Olds/Kia       Fredericksburg        Virginia          $2,034,359

------------------------------------------------------------------------------------------------------------------------------------
    15  Pohanka Saturn/Isuzu/Olds/GMC Truck            Marlow Heights        Maryland          $2,429,929
------------------------------------------------------------------------------------------------------------------------------------
    16  Pohanka Acura & Chevy-Geo                      Chantilly             Virginia          $4,294,758
------------------------------------------------------------------------------------------------------------------------------------
    17  Pohanka Lexus                                  Chantilly             Virginia          $1,977,849
------------------------------------------------------------------------------------------------------------------------------------
    18  Pohanka Undeveloped Lot                        Chantilly             Virginia          $1,469,259
------------------------------------------------------------------------------------------------------------------------------------
    19  Pohanka Body Shop                              Marlow Heights        Maryland          $  395,570
------------------------------------------------------------------------------------------------------------------------------------
    20  Pohanka Hyundai-Subaru                         Marlow Heights        Maryland          $1,017,179
------------------------------------------------------------------------------------------------------------------------------------
    21  Pohanka Honda                                  Marlow Heights        Maryland          $1,977,849
------------------------------------------------------------------------------------------------------------------------------------
    22  Pohanka Saturn of Bowie                        Bowie                 Maryland          $2,542,949
------------------------------------------------------------------------------------------------------------------------------------

     *  One Individual Property
    **  One Individual Property

                                  SCHEDULE II
                                  -----------

                                   RENT ROLL

                                 SCHEDULE III
                                 ------------

                            FORM OF SUBORDINATION,
                    NONDISTURBANCE AND ATTORNMENT AGREEMENT

                                  SCHEDULE IV
                                  -----------

                             ENVIRONMENTAL MATTERS


               PROPERTY                            LOCATION                   OUTSTANDING ENVIRONMENTAL ISSUES
--------------------------------------  ------------------------------  --------------------------------------------
Price Buick-Pontiac                     Salisbury, Maryland             Submit UST registration form to Maryland
                                                                        Department of the Environment establishing
                                                                        removal of underground storage tanks.
                                                                        Provide evidence satisfactory of Lender
                                                                        establishing that Individual Property does
                                                                        not require an oil/water separator
                                                                        discharge permit.

Kline Toyota/Greenbriar Chevrolet       Chesapeake, Virginia             Complete soils investigation work,
                                                                        remediate any contamination found  and
                                                                        provide secondary containment for
                                                                        underground storage tanks

Pohanka Saturn/Isuzu/Olds/              Marlow Heights, Maryland        Remove underground storage tanks, unless
GMC                                                                     Borrower shall demonstrate to Lender's
                                                                        satisfaction that such removal is not
                                                                        required by Environmental Laws